UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21777

John Hancock Funds III

(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service) Registrant's telephone number, including area code: 617-543-9634

Date of fiscal year end:	March 31
Date of reporting period:	March 31, 2022

ITEM 1. REPORTS TO STOCKHOLDERS

The Registrant prepared the following five annual reports to shareholders for the period ended March 31, 2022:

•Disciplined Value Fund

•Disciplined Value Mid Cap Fund

•Global Shareholder Yield Fund

•International Growth Fund

•U.S. Growth Fund

Annual report
John Hancock
Disciplined Value Fund
U.S. equity
March 31, 2022

A message to shareholders
Dear shareholder,
The U.S. stock market delivered positive performance for the 12 months ended March 31, 2022, but most of the gains occurred in the first half of the period. During this time, equities generally moved higher behind a backdrop of steady economic growth, robust corporate earnings, and supportive U.S. Federal Reserve (Fed) policy. The picture changed from late November onward, as rising inflation prompted the Fed to wind down its quantitative easing policies and begin raising interest rates in March 2022. The conflict between Russia and Ukraine further weighed on sentiment by creating uncertainty about the economy and fueling expectations for still-higher inflation. Although the stock market sold off sharply after the start of the clash, it recovered much of the lost ground by the end of the reporting period.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Disciplined Value Fund

2	Your fund at a glance
4	Management’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
14	Financial statements
17	Financial highlights
25	Notes to financial statements
34	Report of independent registered public accounting firm
35	Tax information
36	Statement regarding liquidity risk management
38	Trustees and Officers
42	More information
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/2022 (%)

The Russell 1000 Value Index tracks the performance of publicly traded large-cap companies in the United States with lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK DISCIPLINED VALUE FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The fund’s benchmark, the Russell 1000 Value Index, posted a positive return for the period
Stocks performed well through most of 2021, helping them deliver a double-digit gain for the full 12 months.
The fund outperformed the benchmark
Stock selection, primarily in the industrials, healthcare, and communication services sectors, was the primary driver of the relative strength.
Sector allocation had a neutral impact on performance
An overweight in the energy sector was a strong contributor, but the effect was counterbalanced by an overweight in information technology and a lack of exposure to real estate.
SECTOR COMPOSITION AS OF 3/31/2022 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE FUND	3

Management’s discussion of fund performance
How would you describe the market environment during the 12 months ended March 31, 2022?
The U.S. equity market posted a gain during the annual period, but the investment environment changed considerably as the year progressed. From the beginning of April 2021 through mid-November 2021, the backdrop for stocks was fairly positive. During this time, the market was well supported by the reopening of the  economy, a rebound in corporate earnings from their depressed level of 2020, and supportive U.S. Federal Reserve (Fed) policy.
This picture began to shift in mid-November once persistently rising inflation prompted the Fed to signal its intention to move toward tighter monetary policy. Early in 2022, the inflation outlook became even more challenging following the conflict between Russia and Ukraine. The Fed, in addition to wrapping up its stimulative quantitative easing policy, raised interest rates by a quarter point and indicated that more rate hikes were on the way in 2022.
These developments, while a headwind for the market as a whole, worked in favor of the value style. Investors began to rotate out of faster growers with high expected future earnings into those with current profits, inflation sensitivity, and defensive characteristics. Value stocks strongly outperformed in the final four months of the period as a result, but they still finished somewhat behind the broader market for the full year.
TOP 10 HOLDINGS AS OF 3/31/2022 (% of net assets)
Johnson & Johnson	3.7
Berkshire Hathaway, Inc., Class B	3.3
ConocoPhillips	3.3
Alphabet, Inc., Class A	2.8
JPMorgan Chase & Co.	2.7
UnitedHealth Group, Inc.	2.4
AutoZone, Inc.	2.4
Wells Fargo & Company	2.1
Cisco Systems, Inc.	2.1
Cigna Corp.	1.8
TOTAL	26.6
Cash and cash equivalents are not included.
COUNTRY COMPOSITION AS OF 3/31/2022 (% of net assets)
United States	88.3
Canada	3.3
Switzerland	2.1
Ireland	1.8
France	1.8
Other countries	2.7
TOTAL	100.0
4	JOHN HANCOCK DISCIPLINED VALUE FUND | ANNUAL REPORT

What factors affected the fund’s performance?
Positive individual stock selection was the key factor. Some of the best results were found in the industrials sector, where a position in General Dynamics Corp. strongly outperformed on expectations for rising global defense spending. Holdings in the rail stocks Union Pacific Corp. and Canadian National Railway Company also delivered impressive gains as continued supply chain disruptions afforded the companies robust pricing power. Healthcare was an additional area of strength. The distribution company McKesson Corp. rallied behind strong earnings reports and an agreement on opioid litigation that removed a potential liability overhang, while the insurance stock Centene Corp. gained ground on better-than-expected profits and waning fears about government healthcare reimbursement policies. The pharmaceutical stock AbbVie, Inc. was another top performer as investors warmed to its attractive valuation and robust drug pipeline.
Stock picks also outperformed in communications services, particularly Alphabet, Inc., the parent of Google. With that said, a position in Meta Platforms, Inc. (formerly Facebook) was the largest detractor in both the sector and the fund as a whole. The shares lagged due to the combination of increased regulatory concerns, rising competition, and uncertainty surrounding the long-term impact of its changing strategy. Fidelity National Information Services, Inc., the flooring products company Mohawk Industries, Inc., and Las Vegas Sands Corp. were also notable detractors. We sold the fund’s holding in Las Vegas Sands prior to period end. Additionally, the fund lost some relative performance from its overweight position in information technology and lack of exposure to real estate.
MANAGED BY

Mark E. Donovan, CFA
David J. Pyle, CFA
Stephanie T. McGirr
David T. Cohen, CFA
Joshua C. White, CFA
The views expressed in this report are exclusively those of Mark E. Donovan, CFA, Boston Partners Global Investors, Inc. (Boston Partners), and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Boston Partners is an indirect, wholly owned subsidiary of ORIX Corporation of Japan.
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2022

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	7.76	9.69	10.79	58.80	178.74
Class C	11.58	10.00	10.53	61.02	172.02
Class I1	13.73	11.10	11.66	69.24	201.18
Class R2[1]	13.28	10.67	11.20	66.00	189.01
Class R4[1]	13.58	10.95	11.49	68.11	196.62
Class R5[1]	13.82	11.16	11.73	69.74	203.22
Class R6[1]	13.82	11.22	11.78	70.17	204.44
Class NAV[1]	13.83	11.22	11.79	70.22	204.82
Index 1†	11.67	10.29	11.70	63.17	202.35
Index 2†	15.65	15.99	14.64	109.94	291.97
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until July 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R2	Class R4	Class R5	Class R6	Class NAV
Gross (%)	1.02	1.77	0.77	1.16	1.01	0.71	0.66	0.65
Net (%)	1.02	1.77	0.77	1.15	0.90	0.70	0.66	0.65
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index 1 is the Russell 1000 Value Index; Index 2 is the S&P 500 Index.
See the following page for footnotes.
6	JOHN HANCOCK DISCIPLINED VALUE FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Disciplined Value Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class C2	3-31-12	27,202	27,202	30,235	39,197
Class I1	3-31-12	30,118	30,118	30,235	39,197
Class R2[1]	3-31-12	28,901	28,901	30,235	39,197
Class R4[1]	3-31-12	29,662	29,662	30,235	39,197
Class R5[1]	3-31-12	30,322	30,322	30,235	39,197
Class R6[1]	3-31-12	30,444	30,444	30,235	39,197
Class NAV[1]	3-31-12	30,482	30,482	30,235	39,197
The Russell 1000 Value Index tracks the performance of publicly traded large-cap companies in the United States with lower price-to-book ratios and lower forecasted growth values.
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectuses.
[2]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on October 1, 2021, with the same investment held until March 31, 2022.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2022, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on October 1, 2021, with the same investment held until March 31, 2022. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK DISCIPLINED VALUE FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 10-1-2021	Ending value on 3-31-2022	Expenses paid during period ended 3-31-2022[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,097.40	$5.28	1.01%
	Hypothetical example	1,000.00	1,019.90	5.09	1.01%
Class C	Actual expenses/actual returns	1,000.00	1,093.30	9.13	1.75%
	Hypothetical example	1,000.00	1,016.20	8.80	1.75%
Class I	Actual expenses/actual returns	1,000.00	1,099.00	3.92	0.75%
	Hypothetical example	1,000.00	1,021.20	3.78	0.75%
Class R2	Actual expenses/actual returns	1,000.00	1,096.90	6.01	1.15%
	Hypothetical example	1,000.00	1,019.20	5.79	1.15%
Class R4	Actual expenses/actual returns	1,000.00	1,098.50	4.71	0.90%
	Hypothetical example	1,000.00	1,020.40	4.53	0.90%
Class R5	Actual expenses/actual returns	1,000.00	1,099.60	3.66	0.70%
	Hypothetical example	1,000.00	1,021.40	3.53	0.70%
Class R6	Actual expenses/actual returns	1,000.00	1,099.60	3.40	0.65%
	Hypothetical example	1,000.00	1,021.70	3.28	0.65%
Class NAV	Actual expenses/actual returns	1,000.00	1,099.20	3.35	0.64%
	Hypothetical example	1,000.00	1,021.70	3.23	0.64%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE FUND	9

Fund’s investments
AS OF 3-31-22
	Shares	Value
Common stocks 98.1%		$12,671,679,651
(Cost $8,966,394,568)
Communication services 5.6%		724,973,043
Entertainment 0.8%
Activision Blizzard, Inc.	1,263,991	101,258,319
Interactive media and services 3.7%
Alphabet, Inc., Class A (A)	131,907	366,879,534
Meta Platforms, Inc., Class A (A)	536,703	119,341,279
Wireless telecommunication services 1.1%
T-Mobile US, Inc. (A)	1,071,242	137,493,911
Consumer discretionary 5.7%		744,368,599
Distributors 0.7%
LKQ Corp.	1,914,232	86,925,275
Hotels, restaurants and leisure 0.3%
Restaurant Brands International, Inc.	803,618	46,923,255
Household durables 1.2%
Mohawk Industries, Inc. (A)	604,857	75,123,239
Sony Group Corp., ADR	757,999	77,854,077
Multiline retail 0.4%
Kohl’s Corp.	813,752	49,199,446
Specialty retail 3.1%
AutoZone, Inc. (A)	151,382	309,512,610
The TJX Companies, Inc.	1,631,408	98,830,697
Consumer staples 4.9%		632,398,227
Beverages 2.3%
Coca-Cola Europacific Partners PLC	2,267,438	110,220,161
Keurig Dr. Pepper, Inc.	5,052,595	191,493,351
Food and staples retailing 0.8%
U.S. Foods Holding Corp. (A)	2,702,152	101,681,980
Household products 1.8%
The Procter & Gamble Company	1,498,709	229,002,735
Energy 11.3%		1,454,909,420
Energy equipment and services 1.2%
Schlumberger NV	3,734,693	154,280,168
Oil, gas and consumable fuels 10.1%
Canadian Natural Resources, Ltd.	2,913,125	180,555,488
Cenovus Energy, Inc.	4,594,910	76,643,099
ConocoPhillips	4,201,508	420,150,800
Devon Energy Corp.	1,127,977	66,697,280
10	JOHN HANCOCK DISCIPLINED VALUE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
EOG Resources, Inc.	975,652	$116,326,988
Marathon Petroleum Corp.	2,562,644	219,106,062
Pioneer Natural Resources Company	884,492	221,149,535
Financials 16.7%		2,155,504,757
Banks 7.7%
Bank of America Corp.	5,294,484	218,238,630
JPMorgan Chase & Co.	2,493,640	339,933,005
Truist Financial Corp.	2,779,026	157,570,774
Wells Fargo & Company	5,675,062	275,013,505
Capital markets 2.6%
The Charles Schwab Corp.	2,335,277	196,887,204
The Goldman Sachs Group, Inc.	426,864	140,907,806
Consumer finance 1.2%
Capital One Financial Corp.	1,180,873	155,036,816
Diversified financial services 3.3%
Berkshire Hathaway, Inc., Class B (A)	1,199,625	423,359,659
Insurance 1.9%
Chubb, Ltd.	709,236	151,705,580
Everest Re Group, Ltd.	321,361	96,851,778
Health care 20.4%		2,632,492,736
Biotechnology 1.4%
AbbVie, Inc.	1,144,107	185,471,186
Health care providers and services 9.6%
AmerisourceBergen Corp.	799,325	123,663,571
Centene Corp. (A)	2,543,584	214,144,337
Cigna Corp.	988,289	236,803,927
CVS Health Corp.	2,213,996	224,078,535
McKesson Corp.	411,334	125,921,677
UnitedHealth Group, Inc.	614,010	313,126,680
Life sciences tools and services 1.8%
Avantor, Inc. (A)	3,684,513	124,610,230
ICON PLC (A)	451,721	109,867,582
Pharmaceuticals 7.6%
Bristol-Myers Squibb Company	2,173,059	158,698,499
Johnson & Johnson	2,649,299	469,535,262
Novartis AG, ADR	1,333,687	117,031,034
Sanofi, ADR	4,470,982	229,540,216
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE FUND	11

	Shares	Value
Industrials 13.5%		$1,741,581,714
Aerospace and defense 2.7%
General Dynamics Corp.	851,275	205,310,505
Howmet Aerospace, Inc.	3,897,213	140,065,835
Building products 0.8%
Allegion PLC	512,262	56,236,122
Owens Corning	546,230	49,980,045
Electrical equipment 1.4%
Eaton Corp. PLC	1,155,401	175,343,656
Machinery 4.9%
Caterpillar, Inc.	465,665	103,759,475
Deere & Company	458,516	190,495,057
Dover Corp.	437,064	68,575,342
Otis Worldwide Corp.	1,532,364	117,915,410
The Middleby Corp. (A)	379,719	62,251,133
Wabtec Corp.	983,379	94,571,558
Professional services 0.7%
Leidos Holdings, Inc.	817,058	88,258,605
Road and rail 1.9%
Canadian National Railway Company	903,839	121,240,963
Union Pacific Corp.	463,366	126,596,225
Trading companies and distributors 1.1%
United Rentals, Inc. (A)	396,897	140,981,783
Information technology 15.1%		1,955,569,397
Communications equipment 2.1%
Cisco Systems, Inc.	4,924,503	274,590,287
IT services 3.9%
Cognizant Technology Solutions Corp., Class A	1,189,169	106,632,784
Fidelity National Information Services, Inc.	1,768,220	177,564,652
FleetCor Technologies, Inc. (A)	415,714	103,537,729
Global Payments, Inc.	914,709	125,168,780
Semiconductors and semiconductor equipment 7.2%
Applied Materials, Inc.	1,029,582	135,698,908
KLA Corp.	208,628	76,370,366
Lam Research Corp.	116,477	62,619,200
Microchip Technology, Inc.	874,285	65,693,775
Micron Technology, Inc.	2,507,664	195,321,949
NXP Semiconductors NV	367,261	67,972,666
Qorvo, Inc. (A)	794,596	98,609,364
QUALCOMM, Inc.	1,467,504	224,263,961
Software 1.5%
NortonLifeLock, Inc.	3,053,972	80,991,337
12	JOHN HANCOCK DISCIPLINED VALUE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Information technology (continued)
Software (continued)
SS&C Technologies Holdings, Inc.	1,491,699	$111,907,259
Technology hardware, storage and peripherals 0.4%
NetApp, Inc.	585,860	48,626,380
Materials 2.9%		370,005,428
Chemicals 2.3%
Axalta Coating Systems, Ltd. (A)	3,559,868	87,501,555
DuPont de Nemours, Inc.	2,875,807	211,601,879
Construction materials 0.6%
CRH PLC, ADR	1,769,895	70,901,994
Utilities 2.0%		259,876,330
Multi-utilities 2.0%
CenterPoint Energy, Inc.	4,003,030	122,652,839
Dominion Energy, Inc.	1,614,964	137,223,491

	Yield (%)	Shares	Value
Short-term investments 1.1%			$139,580,416
(Cost $139,580,416)
Short-term funds 1.1%			139,580,416
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.3058(B)	139,580,416	139,580,416

Total investments (Cost $9,105,974,984) 99.2%	$12,811,260,067
Other assets and liabilities, net 0.8%	106,052,621
Total net assets 100.0%	$12,917,312,688

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 3-31-22.
At 3-31-22, the aggregate cost of investments for federal income tax purposes was $9,160,542,243. Net unrealized appreciation aggregated to $3,650,717,824, of which $3,799,054,108 related to gross unrealized appreciation and $148,336,284 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE FUND	13

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 3-31-22

Assets
Unaffiliated investments, at value (Cost $9,105,974,984)	$12,811,260,067
Cash	567,879
Dividends and interest receivable	13,212,239
Receivable for fund shares sold	19,592,408
Receivable for investments sold	244,497,608
Receivable for securities lending income	142
Other assets	475,899
Total assets	13,089,606,242
Liabilities
Payable for investments purchased	20,759
Payable for fund shares repurchased	169,636,237
Payable to affiliates
Accounting and legal services fees	436,375
Transfer agent fees	717,310
Distribution and service fees	18,555
Trustees’ fees	14,455
Other liabilities and accrued expenses	1,449,863
Total liabilities	172,293,554
Net assets	$12,917,312,688
Net assets consist of
Paid-in capital	$8,636,655,933
Total distributable earnings (loss)	4,280,656,755
Net assets	$12,917,312,688

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($1,203,889,072 ÷ 49,035,847 shares)[1]	$24.55
Class C ($116,128,042 ÷ 5,133,529 shares)[1]	$22.62
Class I ($6,039,378,062 ÷ 256,243,650 shares)	$23.57
Class R2 ($54,702,712 ÷ 2,325,133 shares)	$23.53
Class R4 ($61,570,508 ÷ 2,611,656 shares)	$23.58
Class R5 ($60,171,590 ÷ 2,546,938 shares)	$23.63
Class R6 ($4,009,044,255 ÷ 169,712,084 shares)	$23.62
Class NAV ($1,372,428,447 ÷ 58,071,939 shares)	$23.63
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$25.84

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
14	JOHN HANCOCK Disciplined Value Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 3-31-22

Investment income
Dividends	$209,612,512
Interest	70,759
Securities lending	1,283
Less foreign taxes withheld	(2,058,628)
Total investment income	207,625,926
Expenses
Investment management fees	81,241,268
Distribution and service fees	4,567,858
Accounting and legal services fees	1,741,575
Transfer agent fees	8,543,793
Trustees’ fees	219,930
Custodian fees	1,396,941
State registration fees	289,312
Printing and postage	761,644
Professional fees	299,737
Other	453,269
Total expenses	99,515,327
Less expense reductions	(1,223,919)
Net expenses	98,291,408
Net investment income	109,334,518
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	1,709,466,793
Affiliated investments	(491)
Capital gain distributions received from affiliated investments	73
1,709,466,375
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(172,873,157)
(172,873,157)
Net realized and unrealized gain	1,536,593,218
Increase in net assets from operations	$1,645,927,736
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value Fund	15

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 3-31-22	Year ended 3-31-21
Increase (decrease) in net assets
From operations
Net investment income	$109,334,518	$143,838,337
Net realized gain	1,709,466,375	841,295,970
Change in net unrealized appreciation (depreciation)	(172,873,157)	5,008,519,540
Increase in net assets resulting from operations	1,645,927,736	5,993,653,847
Distributions to shareholders
From earnings
Class A	(142,634,076)	(11,834,034)
Class C	(15,439,022)	(970,155)
Class I	(794,647,089)	(98,239,369)
Class R2	(5,966,347)	(708,389)
Class R4	(7,303,391)	(1,066,824)
Class R5	(7,360,008)	(700,529)
Class R6	(547,655,424)	(62,585,555)
Class NAV	(188,506,983)	(21,522,877)
Total distributions	(1,709,512,340)	(197,627,732)
From fund share transactions	703,591,853	(4,125,193,544)
Total increase	640,007,249	1,670,832,571
Net assets
Beginning of year	12,277,305,439	10,606,472,868
End of year	$12,917,312,688	$12,277,305,439
16	JOHN HANCOCK Disciplined Value Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	3-31-22	3-31-21	3-31-20	3-31-19	3-31-18
Per share operating performance
Net asset value, beginning of period	$24.73	$15.18	$20.25	$22.11	$20.71
Net investment income[1]	0.15	0.18	0.30	0.26	0.20
Net realized and unrealized gain (loss) on investments	3.04	9.65	(4.20)	(0.28)	2.39
Total from investment operations	3.19	9.83	(3.90)	(0.02)	2.59
Less distributions
From net investment income	(0.16)	(0.28)	(0.25)	(0.23)	(0.18)
From net realized gain	(3.21)	—	(0.92)	(1.61)	(1.01)
Total distributions	(3.37)	(0.28)	(1.17)	(1.84)	(1.19)
Net asset value, end of period	$24.55	$24.73	$15.18	$20.25	$22.11
Total return (%)[2,3]	13.42	65.19	(20.99)	0.45	12.42
Ratios and supplemental data
Net assets, end of period (in millions)	$1,204	$1,037	$731	$1,092	$1,289
Ratios (as a percentage of average net assets):
Expenses before reductions	1.04	1.07	1.07	1.06	1.06
Expenses including reductions	1.03	1.07	1.06	1.05	1.05
Net investment income	0.60	0.94	1.44	1.18	0.92
Portfolio turnover (%)	38	55	88	69	45

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value Fund	17

CLASS C SHARES Period ended	3-31-22	3-31-21	3-31-20	3-31-19	3-31-18
Per share operating performance
Net asset value, beginning of period	$23.05	$14.17	$18.98	$20.82	$19.57
Net investment income (loss)[1]	(0.04)	0.03	0.13	0.09	0.03
Net realized and unrealized gain (loss) on investments	2.82	9.00	(3.92)	(0.26)	2.25
Total from investment operations	2.78	9.03	(3.79)	(0.17)	2.28
Less distributions
From net investment income	—	(0.15)	(0.10)	(0.06)	(0.02)
From net realized gain	(3.21)	—	(0.92)	(1.61)	(1.01)
Total distributions	(3.21)	(0.15)	(1.02)	(1.67)	(1.03)
Net asset value, end of period	$22.62	$23.05	$14.17	$18.98	$20.82
Total return (%)[2,3]	12.56	63.90	(21.51)	(0.35)	11.58
Ratios and supplemental data
Net assets, end of period (in millions)	$116	$135	$140	$235	$275
Ratios (as a percentage of average net assets):
Expenses before reductions	1.79	1.82	1.82	1.81	1.81
Expenses including reductions	1.78	1.82	1.81	1.80	1.80
Net investment income (loss)	(0.17)	0.19	0.67	0.43	0.16
Portfolio turnover (%)	38	55	88	69	45

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
18	JOHN HANCOCK Disciplined Value Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	3-31-22	3-31-21	3-31-20	3-31-19	3-31-18
Per share operating performance
Net asset value, beginning of period	$23.86	$14.65	$19.58	$21.45	$20.12
Net investment income[1]	0.21	0.22	0.34	0.30	0.25
Net realized and unrealized gain (loss) on investments	2.93	9.32	(4.05)	(0.27)	2.32
Total from investment operations	3.14	9.54	(3.71)	0.03	2.57
Less distributions
From net investment income	(0.22)	(0.33)	(0.30)	(0.29)	(0.23)
From net realized gain	(3.21)	—	(0.92)	(1.61)	(1.01)
Total distributions	(3.43)	(0.33)	(1.22)	(1.90)	(1.24)
Net asset value, end of period	$23.57	$23.86	$14.65	$19.58	$21.45
Total return (%)[2]	13.73	65.58	(20.77)	0.64	12.71
Ratios and supplemental data
Net assets, end of period (in millions)	$6,039	$5,618	$5,250	$7,399	$6,988
Ratios (as a percentage of average net assets):
Expenses before reductions	0.79	0.82	0.82	0.82	0.81
Expenses including reductions	0.78	0.82	0.81	0.81	0.80
Net investment income	0.84	1.18	1.69	1.43	1.17
Portfolio turnover (%)	38	55	88	69	45

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value Fund	19

CLASS R2 SHARES Period ended	3-31-22	3-31-21	3-31-20	3-31-19	3-31-18
Per share operating performance
Net asset value, beginning of period	$23.83	$14.63	$19.57	$21.43	$20.10
Net investment income[1]	0.11	0.15	0.23	0.22	0.16
Net realized and unrealized gain (loss) on investments	2.93	9.31	(4.03)	(0.27)	2.33
Total from investment operations	3.04	9.46	(3.80)	(0.05)	2.49
Less distributions
From net investment income	(0.13)	(0.26)	(0.22)	(0.20)	(0.15)
From net realized gain	(3.21)	—	(0.92)	(1.61)	(1.01)
Total distributions	(3.34)	(0.26)	(1.14)	(1.81)	(1.16)
Net asset value, end of period	$23.53	$23.83	$14.63	$19.57	$21.43
Total return (%)[2]	13.28	64.94	(21.08)	0.24	12.30
Ratios and supplemental data
Net assets, end of period (in millions)	$55	$55	$42	$102	$135
Ratios (as a percentage of average net assets):
Expenses before reductions	1.18	1.21	1.21	1.21	1.21
Expenses including reductions	1.17	1.20	1.20	1.20	1.20
Net investment income	0.43	0.80	1.17	1.02	0.76
Portfolio turnover (%)	38	55	88	69	45

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
20	JOHN HANCOCK Disciplined Value Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R4 SHARES Period ended	3-31-22	3-31-21	3-31-20	3-31-19	3-31-18
Per share operating performance
Net asset value, beginning of period	$23.87	$14.65	$19.59	$21.45	$20.12
Net investment income[1]	0.17	0.20	0.30	0.27	0.22
Net realized and unrealized gain (loss) on investments	2.94	9.32	(4.05)	(0.27)	2.32
Total from investment operations	3.11	9.52	(3.75)	—	2.54
Less distributions
From net investment income	(0.19)	(0.30)	(0.27)	(0.25)	(0.20)
From net realized gain	(3.21)	—	(0.92)	(1.61)	(1.01)
Total distributions	(3.40)	(0.30)	(1.19)	(1.86)	(1.21)
Net asset value, end of period	$23.58	$23.87	$14.65	$19.59	$21.45
Total return (%)[2]	13.58	65.34	(20.87)	0.52	12.54
Ratios and supplemental data
Net assets, end of period (in millions)	$62	$62	$74	$143	$231
Ratios (as a percentage of average net assets):
Expenses before reductions	1.03	1.06	1.06	1.06	1.06
Expenses including reductions	0.92	0.95	0.95	0.95	0.95
Net investment income	0.70	1.06	1.50	1.26	1.02
Portfolio turnover (%)	38	55	88	69	45

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value Fund	21

CLASS R5 SHARES Period ended	3-31-22	3-31-21	3-31-20	3-31-19	3-31-18
Per share operating performance
Net asset value, beginning of period	$23.91	$14.67	$19.62	$21.48	$20.15
Net investment income[1]	0.23	0.23	0.34	0.31	0.26
Net realized and unrealized gain (loss) on investments	2.94	9.35	(4.06)	(0.26)	2.32
Total from investment operations	3.17	9.58	(3.72)	0.05	2.58
Less distributions
From net investment income	(0.24)	(0.34)	(0.31)	(0.30)	(0.24)
From net realized gain	(3.21)	—	(0.92)	(1.61)	(1.01)
Total distributions	(3.45)	(0.34)	(1.23)	(1.91)	(1.25)
Net asset value, end of period	$23.63	$23.91	$14.67	$19.62	$21.48
Total return (%)[2]	13.82	65.67	(20.74)	0.75	12.73
Ratios and supplemental data
Net assets, end of period (in millions)	$60	$40	$61	$166	$198
Ratios (as a percentage of average net assets):
Expenses before reductions	0.73	0.76	0.76	0.76	0.76
Expenses including reductions	0.72	0.75	0.75	0.75	0.75
Net investment income	0.93	1.24	1.70	1.48	1.22
Portfolio turnover (%)	38	55	88	69	45

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
22	JOHN HANCOCK Disciplined Value Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	3-31-22	3-31-21	3-31-20	3-31-19	3-31-18
Per share operating performance
Net asset value, beginning of period	$23.91	$14.67	$19.61	$21.48	$20.14
Net investment income[1]	0.24	0.24	0.36	0.32	0.27
Net realized and unrealized gain (loss) on investments	2.93	9.35	(4.06)	(0.27)	2.33
Total from investment operations	3.17	9.59	(3.70)	0.05	2.60
Less distributions
From net investment income	(0.25)	(0.35)	(0.32)	(0.31)	(0.25)
From net realized gain	(3.21)	—	(0.92)	(1.61)	(1.01)
Total distributions	(3.46)	(0.35)	(1.24)	(1.92)	(1.26)
Net asset value, end of period	$23.62	$23.91	$14.67	$19.61	$21.48
Total return (%)[2]	13.82	65.74	(20.66)	0.76	12.84
Ratios and supplemental data
Net assets, end of period (in millions)	$4,009	$3,844	$3,369	$4,584	$4,564
Ratios (as a percentage of average net assets):
Expenses before reductions	0.68	0.71	0.71	0.71	0.71
Expenses including reductions	0.68	0.71	0.70	0.70	0.70
Net investment income	0.95	1.30	1.81	1.54	1.25
Portfolio turnover (%)	38	55	88	69	45

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value Fund	23

CLASS NAV SHARES Period ended	3-31-22	3-31-21	3-31-20	3-31-19	3-31-18
Per share operating performance
Net asset value, beginning of period	$23.92	$14.68	$19.62	$21.49	$20.15
Net investment income[1]	0.24	0.25	0.36	0.33	0.27
Net realized and unrealized gain (loss) on investments	2.93	9.34	(4.06)	(0.28)	2.34
Total from investment operations	3.17	9.59	(3.70)	0.05	2.61
Less distributions
From net investment income	(0.25)	(0.35)	(0.32)	(0.31)	(0.26)
From net realized gain	(3.21)	—	(0.92)	(1.61)	(1.01)
Total distributions	(3.46)	(0.35)	(1.24)	(1.92)	(1.27)
Net asset value, end of period	$23.63	$23.92	$14.68	$19.62	$21.49
Total return (%)[2]	13.83	65.71	(20.64)	0.77	12.85
Ratios and supplemental data
Net assets, end of period (in millions)	$1,372	$1,486	$887	$1,105	$1,219
Ratios (as a percentage of average net assets):
Expenses before reductions	0.68	0.70	0.70	0.70	0.70
Expenses including reductions	0.67	0.70	0.69	0.69	0.69
Net investment income	0.95	1.31	1.83	1.54	1.28
Portfolio turnover (%)	38	55	88	69	45

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
24	JOHN HANCOCK Disciplined Value Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Disciplined Value Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2, Class R4 and Class R5 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
ANNUAL REPORT | JOHN HANCOCK Disciplined Value Fund	25

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of March 31, 2022, all investments are categorized as Level 1 under the hierarchy described above.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in John Hancock Collateral Trust (JHCT), an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral. Effective November 19, 2021, JHCT converted to a prime money market fund.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation
26	JOHN HANCOCK Disciplined Value Fund | ANNUAL REPORT

from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations. As of March 31, 2022, there were no securities on loan.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended March 31, 2022, the fund had no borrowings under the line of credit. Commitment fees for the year ended March 31, 2022 were $49,560.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
ANNUAL REPORT | JOHN HANCOCK Disciplined Value Fund	27

As of March 31, 2022, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended March 31, 2022 and 2021 was as follows:
	March 31, 2022	March 31, 2021
Ordinary income	$184,269,868	$197,627,732
Long-term capital gains	1,525,242,472	—
Total	$1,709,512,340	$197,627,732
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of March 31, 2022, the components of distributable earnings on a tax basis consisted of $44,520,065 of undistributed ordinary income and $585,402,457 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and treatment of a portion of the proceeds from redemptions as distributions for tax purposes.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.700% of the first $500 million of the fund’s average daily net assets; (b) 0.675% of the next $500 million of the fund’s average daily net assets; (c) 0.650% of the next $500 million of the fund’s average daily net assets; (d) 0.625% of the next $1 billion of the fund’s average daily net assets; (e) 0.600% of the next $10 billion of the fund’s average daily net assets; and (f) 0.575% of the fund’s average daily net assets in excess of $12.5 billion. Prior to October 1, 2021, the fund had an investment management agreement with the Advisor under which the fund paid a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.750% of the first $500 million of the fund’s average daily net assets; (b) 0.725% of the next $500 million of the fund’s average daily net assets;
28	JOHN HANCOCK Disciplined Value Fund | ANNUAL REPORT

(c) 0.700% of the next $500 million of the fund’s average daily net assets; (d) 0.675% of the next $1 billion of the fund’s average daily net assets; (e) 0.650% of the next $10 billion of the fund’s average daily net assets; and (f) 0.625% of the fund’s average daily net assets in excess of $12.5 billion. The Advisor has a subadvisory agreement with Boston Partners Global Investors, Inc., an indirect, wholly owned subsidiary of ORIX Corporation of Japan. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended March 31, 2022, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended March 31, 2022, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$102,419
Class C	11,464
Class I	536,014
Class R2	4,564
Class R4	5,609
Class	Expense reduction
Class R5	$4,302
Class R6	366,062
Class NAV	131,670
Total	$1,162,104

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended March 31, 2022, were equivalent to a net annual effective rate of 0.63% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended March 31, 2022, amounted to an annual rate of 0.01% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
Class R5	—	0.05%
Currently only 0.25% is charged to Class A shares for Rule 12b-1 fees.
ANNUAL REPORT | JOHN HANCOCK Disciplined Value Fund	29

The fund’s Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $61,815 for Class R4 shares for the year ended March 31, 2022.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,167,952 for the year ended March 31, 2022. Of this amount, $191,907 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $976,045 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended March 31, 2022, CDSCs received by the Distributor amounted to $6,194 and $5,289 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended March 31, 2022 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$2,819,288	$1,286,689
Class C	1,263,210	144,212
Class I	—	6,733,249
Class R2	247,070	4,589
Class R4	215,179	5,635
Class R5	23,111	4,254
Class R6	—	365,165
Total	$4,567,858	$8,543,793
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating
30	JOHN HANCOCK Disciplined Value Fund | ANNUAL REPORT

affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Borrower	$55,500,000	1	0.655%	($1,010)
Lender	46,050,000	2	0.541%	1,384
Note 5—Fund share transactions
Transactions in fund shares for the years ended March 31, 2022 and 2021 were as follows:
	Year Ended 3-31-22		Year Ended 3-31-21
	Shares	Amount	Shares	Amount
Class A shares
Sold	9,714,749	$247,593,735	8,187,313	$161,642,817
Distributions reinvested	5,703,557	134,832,091	531,956	11,256,191
Repurchased	(8,331,972)	(213,497,612)	(14,936,801)	(282,828,069)
Net increase (decrease)	7,086,334	$168,928,214	(6,217,532)	$(109,929,061)
Class B shares
Sold	—	—	1,216	$19,172
Repurchased	—	—	(137,308)	(2,339,634)
Net decrease	—	—	(136,092)	$(2,320,462)
Class C shares
Sold	582,924	$13,606,830	389,798	$7,302,308
Distributions reinvested	677,543	14,790,755	47,041	930,006
Repurchased	(1,972,814)	(46,783,606)	(4,468,957)	(80,885,979)
Net decrease	(712,347)	$(18,386,021)	(4,032,118)	$(72,653,665)
Class I shares
Sold	65,886,934	$1,617,962,179	86,165,736	$1,596,450,463
Distributions reinvested	27,751,495	629,403,911	4,033,819	82,330,246
Repurchased	(72,828,360)	(1,783,032,506)	(213,208,859)	(4,149,349,799)
Net increase (decrease)	20,810,069	$464,333,584	(123,009,304)	$(2,470,569,090)
Class I2 shares
Sold	—	—	181,930	$3,209,025
Repurchased	—	—	(2,362,340)	(43,819,297)
Net decrease	—	—	(2,180,410)	$(40,610,272)
Class R1 shares
Sold	—	—	74,561	$1,236,411
Repurchased	—	—	(777,154)	(14,048,114)
Net decrease	—	—	(702,593)	$(12,811,703)
ANNUAL REPORT | JOHN HANCOCK Disciplined Value Fund	31

	Year Ended 3-31-22		Year Ended 3-31-21
	Shares	Amount	Shares	Amount
Class R2 shares
Sold	712,517	$17,103,250	1,531,138	$28,452,059
Distributions reinvested	213,199	4,831,085	26,559	541,803
Repurchased	(914,343)	(22,767,623)	(2,137,192)	(41,125,478)
Net increase (decrease)	11,373	$(833,288)	(579,495)	$(12,131,616)
Class R3 shares
Sold	—	—	46,238	$797,795
Repurchased	—	—	(687,654)	(12,230,909)
Net decrease	—	—	(641,416)	$(11,433,114)
Class R4 shares
Sold	1,047,552	$25,667,362	611,151	$11,317,565
Distributions reinvested	321,877	7,303,391	52,244	1,066,824
Repurchased	(1,343,465)	(32,808,860)	(3,097,478)	(60,354,806)
Net increase (decrease)	25,964	$161,893	(2,434,083)	$(47,970,417)
Class R5 shares
Sold	1,123,572	$28,566,813	600,026	$11,197,894
Distributions reinvested	323,802	7,360,008	34,186	699,102
Repurchased	(577,470)	(14,368,896)	(3,134,822)	(58,126,506)
Net increase (decrease)	869,904	$21,557,925	(2,500,610)	$(46,229,510)
Class R6 shares
Sold	40,338,709	$1,001,352,142	36,332,826	$691,270,101
Distributions reinvested	22,054,696	501,082,696	2,865,844	58,577,852
Repurchased	(53,460,780)	(1,316,599,662)	(108,023,355)	(2,062,163,285)
Net increase (decrease)	8,932,625	$185,835,176	(68,824,685)	$(1,312,315,332)
Class NAV shares
Sold	2,095,577	$52,158,633	8,778,856	$155,844,779
Distributions reinvested	8,293,312	188,506,983	1,052,463	21,522,877
Repurchased	(14,445,593)	(358,671,246)	(8,105,073)	(163,586,958)
Net increase (decrease)	(4,056,704)	$(118,005,630)	1,726,246	$13,780,698
Total net increase (decrease)	32,967,218	$703,591,853	(209,532,092)	$(4,125,193,544)
Affiliates of the fund owned 87% of shares of Class NAV on March 31, 2022. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
32	JOHN HANCOCK Disciplined Value Fund | ANNUAL REPORT

On June 25, 2020, the Board of Trustees approved redesignations of certain share classes. As a result of the redesignations, Class B, Class I2, Class R1, and Class R3 were terminated, and shareholders in these classes became shareholders of the respective classes identified below, in each case with the same or lower total net expenses. The following amounts are included in the amount repurchased of the terminated classes and the amount sold of the redesignated classes.
Redesignation	Effective date	Amount
Class B shares as Class A shares	October 14, 2020	$1,186,076
Class I2 shares as Class I shares	October 9, 2020	$42,807,288
Class R1 shares as Class R2 shares	October 23, 2020	$10,501,493
Class R3 shares as Class R2 shares	October 9, 2020	$8,937,799
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $4,745,479,763 and $5,703,906,131, respectively, for the year ended March 31, 2022.
Note 7—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At March 31, 2022, funds within the John Hancock group of funds complex held 8.9% of the fund’s net assets. There were no individual affiliated funds with an ownership of 5% or more of the fund’s net assets.
Note 8—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	—	—	$29,396,525	$(29,396,034)	$(491)	—	$1,283	$73	—

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 9—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
ANNUAL REPORT | JOHN HANCOCK Disciplined Value Fund	33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds III and Shareholders of John Hancock Disciplined Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Disciplined Value Fund (one of the funds constituting John Hancock Funds III, referred to hereafter as the "Fund") as of March 31, 2022, the related statement of operations for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2022 and the financial highlights for each of the five years in the period ended March 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
May 9, 2022
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
34	JOHN HANCOCK DISCIPLINED VALUE FUND | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended March 31, 2022.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund paid $1,622,341,792 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE FUND	35

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Disciplined Value Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Boston Partners Global Investors, Inc. (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing COVID-19 Coronavirus pandemic and amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 22-24, 2022 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2021 through December 31, 2021, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination; (5) Compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2021 and key initiatives for 2022.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
36	JOHN HANCOCK DISCIPLINED VALUE FUND | ANNUAL REPORT

•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of the Fund.
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE FUND	37

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	191
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	191
Trustee
Foresters Financial, Chief Executive Officer (since 2018) and board member (since 2017). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	191
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham,[2] Born: 1944	2006	191
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2012	191
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Deborah C. Jackson, Born: 1952	2008	191
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
38	JOHN HANCOCK DISCIPLINED VALUE FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Steven R. Pruchansky, Born: 1944	2006	191
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	191
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2008	191
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	191
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE FUND	39

Non-Independent Trustees[3] (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Marianne Harrison, Born: 1963	2018	191
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
40	JOHN HANCOCK DISCIPLINED VALUE FUND | ANNUAL REPORT

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE FUND	41

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
† Non-Independent Trustee
* Member of the Audit Committee
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Boston Partners Global Investors, Inc.
Portfolio Managers
David T. Cohen, CFA
Mark E. Donovan, CFA
Stephanie T. McGirr
David J. Pyle, CFA
Joshua White, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
42	JOHN HANCOCK DISCIPLINED VALUE FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
John Hancock Preferred Income ETF
ENVIRONMENTAL,SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Disciplined Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2123379	330A 3/22
5/2022

Annual report
John Hancock
Disciplined Value Mid Cap Fund
U.S. equity
March 31, 2022

A message to shareholders
Dear shareholder,
The U.S. stock market delivered positive performance for the 12 months ended March 31, 2022, but most of the gains occurred in the first half of the period. During this time, equities generally moved higher behind a backdrop of steady economic growth, robust corporate earnings, and supportive U.S. Federal Reserve (Fed) policy. The picture changed from late November onward, as rising inflation prompted the Fed to wind down its quantitative easing policies and begin raising interest rates in March 2022. The conflict between Russia and Ukraine further weighed on sentiment by creating uncertainty about the economy and fueling expectations for still-higher inflation. Although the stock market sold off sharply after the start of the clash, it recovered much of the lost ground by the end of the reporting period.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Disciplined Value Mid Cap Fund

2	Your fund at a glance
4	Management’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
16	Financial statements
19	Financial highlights
25	Notes to financial statements
33	Report of independent registered public accounting firm
34	Tax information
35	Statement regarding liquidity risk management
37	Trustees and Officers
41	More information
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital with current income as a secondary objective.
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/2022 (%)

The Russell Midcap Value Index tracks the performance of publicly traded mid-cap companies with lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The fund’s benchmark, the Russell Midcap Value Index, posted a positive return for the period
Stocks performed well through most of 2021, helping them deliver a double-digit gain for the full 12 months.
The fund slightly underperformed the index
Sector allocations—a by-product of our bottom-up security selection process—were the primary reason for the shortfall.
Stock selection contributed positively
The fund’s holdings in the industrials and healthcare sectors delivered strong relative performance.
SECTOR COMPOSITION AS OF 3/31/2022 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND	3

Management’s discussion of fund performance
How would you describe the market backdrop during the 12 months ended March 31, 2022?
The U.S. equity market posted a gain in the annual period, but the investment environment changed considerably as the year progressed. From the beginning of April 2021 through mid-November 2021, the backdrop for stocks was fairly positive. During this time, the market was well supported by the reopening of the economy, a rebound in corporate earnings from their depressed level of 2020, and supportive U.S. Federal Reserve (Fed) policy. This picture began to shift in mid-November once persistently rising inflation prompted the Fed to signal its intention to move toward tighter monetary policy. Early in 2022, the inflation outlook became even more challenging following Russia’s invasion of Ukraine. The Fed, in addition to wrapping up its stimulative quantitative easing policy, raised interest rates by a quarter point in March and indicated that more rate hikes were on the way in 2022.
These developments, while a headwind for the market as a whole, worked in favor of the value style. Investors began to rotate out of faster growers with high expected future earnings into those with current profits, inflation sensitivity, and defensive characteristics. Although mid-cap stocks lagged larger companies as a group, the mid-cap value category delivered competitive returns versus its large-cap value peers.
TOP 10 HOLDINGS AS OF 3/31/2022 (% of net assets)
Ameriprise Financial, Inc.	2.3
Fifth Third Bancorp	2.1
AutoZone, Inc.	1.9
KeyCorp	1.6
Dover Corp.	1.5
CenterPoint Energy, Inc.	1.5
Schlumberger NV	1.4
Huntington Bancshares, Inc.	1.3
ICON PLC	1.3
AMETEK, Inc.	1.3
TOTAL	16.2
Cash and cash equivalents are not included.
4	JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND | ANNUAL REPORT

What factors affected the fund’s performance?
The fund’s overweight in the consumer discretionary sector and underweights in the defensive utilities and real estate sectors hurt relative performance. In consumer discretionary, Foot Locker, Inc. (which was sold prior to period end), Las Vegas Sands Corp., and Mohawk Industries, Inc. were among the biggest detractors. Stock selection in information technology also detracted. An overweight in the radio frequency system supplier Qorvo, Inc., which lowered guidance in response to transitory supply constraints, was the largest detractor in both the sector and the fund as a whole. Other stocks that lost ground from the information technology sector included Western Digital Corp., CommScope Holding Company, Inc. (which was sold prior to period end), and Global Payments, Inc.
An overweight position in energy was a leading contributor. The sector outpaced the broader market thanks to the sustained strength in oil and natural gas prices. Energy stocks were heavily represented among the leading contributors to relative performance, led by ConocoPhillips, Schlumberger NV, and Diamondback Energy, Inc. Industrials proved to be the strongest sector in terms of selection. Positions in the defense-related stocks General Dynamics Corp., Textron, Inc., and L3 Harris Technologies, Inc. were all top performers on expectations that Russia’s invasion of Ukraine will lead to increased global defense spending. Healthcare was another area of strength, including the fund’s holdings in drug wholesaler AmerisourceBergen Corp.,  clinical research firm ICON PLC, and managed care company Molina Healthcare, Inc.
MANAGED BY

Steven L. Pollack, CFA
Joseph F. Feeney, Jr., CFA
The views expressed in this report are exclusively those of Steven L. Pollack, CFA, Boston Partners Global Investors, Inc. (Boston Partners), and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Boston Partners is an indirect, wholly owned subsidiary of Orix Corporation of Japan.
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2022

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	5.38	9.08	11.95	54.40	209.09
Class C	9.12	9.39	11.67	56.61	201.43
Class I1	11.23	10.49	12.82	64.65	234.02
Class R2[1]	10.78	10.05	12.36	61.44	220.85
Class R4[1,2]	11.06	10.32	12.61	63.40	228.00
Class R6[1]	11.36	10.60	12.92	65.52	237.12
Index†	11.45	9.99	12.01	61.01	210.96
Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, and Class R6 shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until July 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R2	Class R4	Class R6
Gross (%)	1.12	1.87	0.87	1.26	1.11	0.76
Net (%)	1.11	1.86	0.86	1.25	1.00	0.75
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index is the Russell Midcap Value Index.
See the following page for footnotes.
6	JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Disciplined Value Mid Cap Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Russell Midcap Value Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C3	3-31-12	30,143	30,143	31,096
Class I1	3-31-12	33,402	33,402	31,096
Class R2[1]	3-31-12	32,085	32,085	31,096
Class R4[1,2]	3-31-12	32,800	32,800	31,096
Class R6[1]	3-31-12	33,712	33,712	31,096
The Russell Midcap Value Index tracks the performance of publicly traded mid-cap companies with lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectus.
[2]	Class R4 shares were first offered on 7-2-13; Returns shown prior to this date are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[3]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on October 1, 2021, with the same investment held until March 31, 2022.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2022, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on October 1, 2021, with the same investment held until March 31, 2022. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 10-1-2021	Ending value on 3-31-2022	Expenses paid during period ended 3-31-2022[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,070.20	$5.68	1.10%
	Hypothetical example	1,000.00	1,019.40	5.54	1.10%
Class C	Actual expenses/actual returns	1,000.00	1,066.30	9.53	1.85%
	Hypothetical example	1,000.00	1,015.70	9.30	1.85%
Class I	Actual expenses/actual returns	1,000.00	1,071.90	4.39	0.85%
	Hypothetical example	1,000.00	1,020.70	4.28	0.85%
Class R2	Actual expenses/actual returns	1,000.00	1,069.30	6.45	1.25%
	Hypothetical example	1,000.00	1,018.70	6.29	1.25%
Class R4	Actual expenses/actual returns	1,000.00	1,070.90	5.16	1.00%
	Hypothetical example	1,000.00	1,019.90	5.04	1.00%
Class R6	Actual expenses/actual returns	1,000.00	1,072.30	3.87	0.75%
	Hypothetical example	1,000.00	1,021.20	3.78	0.75%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND	9

Fund’s investments
AS OF 3-31-22
	Shares	Value
Common stocks 98.0%		$20,974,973,807
(Cost $14,688,184,399)
Communication services 0.6%		131,665,158
Entertainment 0.6%
Live Nation Entertainment, Inc. (A)	1,119,221	131,665,158
Consumer discretionary 13.4%		2,860,438,543
Auto components 0.7%
Gentex Corp.	3,004,951	87,654,421
Lear Corp.	509,248	72,613,672
Automobiles 0.9%
Harley-Davidson, Inc.	4,712,568	185,675,179
Distributors 0.7%
LKQ Corp.	3,125,209	141,915,741
Hotels, restaurants and leisure 3.9%
Carnival Corp. (A)(B)	1,158,162	23,418,036
Darden Restaurants, Inc.	666,823	88,654,118
Expedia Group, Inc. (A)	693,667	135,729,822
International Game Technology PLC	2,870,924	70,854,404
Las Vegas Sands Corp. (A)	2,240,912	87,104,249
Marriott International, Inc., Class A (A)	663,589	116,625,767
Norwegian Cruise Line Holdings, Ltd. (A)(B)	1,051,528	23,007,433
Royal Caribbean Cruises, Ltd. (A)	342,411	28,687,194
Travel + Leisure Company	1,809,853	104,862,883
Wyndham Hotels & Resorts, Inc.	1,776,623	150,462,202
Household durables 2.6%
Garmin, Ltd.	1,232,052	146,133,688
Mohawk Industries, Inc. (A)	899,521	111,720,508
Tempur Sealy International, Inc.	4,293,267	119,868,015
Whirlpool Corp.	976,812	168,773,577
Leisure products 1.7%
Callaway Golf Company (A)	2,124,491	49,755,579
Hasbro, Inc.	2,155,346	176,565,944
Polaris, Inc.	1,337,455	140,860,761
Specialty retail 2.9%
AutoZone, Inc. (A)	203,014	415,078,364
Ross Stores, Inc.	1,619,555	146,504,945
Ulta Beauty, Inc. (A)	170,539	67,912,041
Consumer staples 2.3%		486,088,776
Beverages 1.4%
Coca-Cola Europacific Partners PLC	2,587,409	125,773,951
10	JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Consumer staples (continued)
Beverages (continued)
Keurig Dr. Pepper, Inc.	2,978,703	$112,892,844
Monster Beverage Corp. (A)	814,371	65,068,243
Food and staples retailing 0.9%
U.S. Foods Holding Corp. (A)	4,845,967	182,353,738
Energy 8.6%		1,845,216,883
Energy equipment and services 2.4%
Halliburton Company	5,578,279	211,249,426
Schlumberger NV	7,286,711	301,014,031
Oil, gas and consumable fuels 6.2%
ConocoPhillips	2,045,348	204,534,800
Devon Energy Corp.	2,847,734	168,386,511
Diamondback Energy, Inc.	1,369,948	187,792,472
HF Sinclair Corp. (A)	2,863,199	114,098,480
Marathon Petroleum Corp.	2,638,469	225,589,100
Pioneer Natural Resources Company	899,748	224,963,992
Valero Energy Corp.	2,044,397	207,588,071
Financials 17.6%		3,764,286,588
Banks 7.5%
East West Bancorp, Inc.	3,459,470	273,367,319
Fifth Third Bancorp	10,164,782	437,492,217
Huntington Bancshares, Inc.	19,655,915	287,369,477
KeyCorp	15,135,641	338,735,646
Truist Financial Corp.	4,534,874	257,127,356
Capital markets 2.8%
Ameriprise Financial, Inc.	1,635,025	491,096,107
State Street Corp.	1,254,276	109,272,525
Consumer finance 2.2%
Capital One Financial Corp.	513,684	67,441,572
Discover Financial Services	2,266,536	249,749,602
SLM Corp.	5,792,167	106,344,186
Synchrony Financial	1,584,238	55,147,325
Insurance 5.1%
Aflac, Inc.	1,182,920	76,168,219
Alleghany Corp. (A)	274,657	232,634,479
American International Group, Inc.	3,154,688	198,019,766
Aon PLC, Class A	517,256	168,434,071
Everest Re Group, Ltd.	661,452	199,348,404
Globe Life, Inc.	1,174,258	118,130,355
The Travelers Companies, Inc.	538,543	98,407,962
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND	11

	Shares	Value
Health care 9.6%		$2,067,028,609
Health care equipment and supplies 1.1%
Boston Scientific Corp. (A)	1,771,749	78,470,763
Zimmer Biomet Holdings, Inc.	1,329,895	170,093,571
Health care providers and services 5.9%
AmerisourceBergen Corp.	1,555,738	240,688,226
Centene Corp. (A)	2,102,800	177,034,732
Cigna Corp.	356,855	85,506,027
HCA Healthcare, Inc.	613,951	153,868,400
Humana, Inc.	460,220	200,273,937
Laboratory Corp. of America Holdings (A)	282,970	74,607,870
Molina Healthcare, Inc. (A)	424,940	141,755,735
Universal Health Services, Inc., Class B	1,277,284	185,142,316
Life sciences tools and services 2.6%
Avantor, Inc. (A)	5,624,453	190,219,000
ICON PLC (A)	1,152,113	280,216,924
IQVIA Holdings, Inc. (A)	385,585	89,151,108
Industrials 19.1%		4,083,425,260
Aerospace and defense 5.4%
BWX Technologies, Inc.	2,226,178	119,901,947
Curtiss-Wright Corp.	767,300	115,217,768
General Dynamics Corp.	294,659	71,065,858
Hexcel Corp.	2,339,208	139,112,700
Howmet Aerospace, Inc.	6,248,674	224,577,344
L3Harris Technologies, Inc.	586,747	145,789,027
Maxar Technologies, Inc.	2,140,161	84,450,753
Textron, Inc.	3,325,471	247,348,533
Air freight and logistics 0.5%
Expeditors International of Washington, Inc.	996,132	102,760,977
Airlines 0.6%
Alaska Air Group, Inc. (A)	2,250,967	130,578,596
Building products 1.9%
Advanced Drainage Systems, Inc.	959,164	113,958,275
Allegion PLC	916,239	100,584,717
Masco Corp.	2,057,711	104,943,261
Resideo Technologies, Inc. (A)	3,637,157	86,673,451
Commercial services and supplies 0.3%
Copart, Inc. (A)	537,755	67,472,120
Electrical equipment 2.9%
AMETEK, Inc.	2,067,460	275,344,323
Eaton Corp. PLC	1,773,503	269,146,815
Sensata Technologies Holding PLC (A)	1,292,233	65,710,048
12	JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Industrials (continued)
Machinery 3.8%
Altra Industrial Motion Corp.	1,810,618	$70,487,359
Dover Corp.	2,070,914	324,926,407
ITT, Inc.	918,661	69,092,494
Oshkosh Corp.	1,459,826	146,931,487
Parker-Hannifin Corp.	749,172	212,585,047
Professional services 3.0%
ASGN, Inc. (A)	1,279,878	149,374,561
Leidos Holdings, Inc.	1,128,205	121,868,704
Robert Half International, Inc.	1,408,220	160,790,560
Science Applications International Corp.	1,076,302	99,202,755
TransUnion	1,141,866	118,000,432
Road and rail 0.7%
Norfolk Southern Corp.	510,234	145,528,941
Information technology 10.1%		2,161,485,853
Electronic equipment, instruments and components 1.8%
Flex, Ltd. (A)	6,295,850	116,788,018
TE Connectivity, Ltd.	1,991,859	260,893,692
IT services 2.7%
Cognizant Technology Solutions Corp., Class A	2,149,488	192,744,589
EVERTEC, Inc.	1,863,949	76,291,433
Fidelity National Information Services, Inc.	1,600,829	160,755,248
Global Payments, Inc.	1,150,355	157,414,578
Semiconductors and semiconductor equipment 2.3%
KLA Corp.	245,705	89,942,772
Microchip Technology, Inc.	873,012	65,598,122
NXP Semiconductors NV	584,011	108,088,756
Qorvo, Inc. (A)	1,865,138	231,463,626
Software 2.1%
Check Point Software Technologies, Ltd. (A)	924,917	127,879,024
NortonLifeLock, Inc.	7,957,933	211,044,383
SS&C Technologies Holdings, Inc.	1,481,402	111,134,778
Technology hardware, storage and peripherals 1.2%
NetApp, Inc.	1,841,432	152,838,856
Western Digital Corp. (A)	1,986,062	98,607,978
Materials 4.9%		1,049,943,028
Chemicals 3.8%
Axalta Coating Systems, Ltd. (A)	3,457,151	84,976,772
Corteva, Inc.	4,103,661	235,878,434
DuPont de Nemours, Inc.	2,387,772	175,692,264
FMC Corp.	1,682,590	221,378,366
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND	13

	Shares	Value
Materials (continued)
Chemicals (continued)
PPG Industries, Inc.	654,137	$85,737,737
Containers and packaging 1.1%
Avery Dennison Corp.	381,558	66,379,645
Crown Holdings, Inc.	1,438,163	179,899,810
Real estate 7.6%		1,624,625,703
Equity real estate investment trusts 7.6%
American Homes 4 Rent, Class A	3,123,601	125,037,748
Cousins Properties, Inc.	3,113,404	125,439,047
Duke Realty Corp.	3,811,948	221,321,701
Equity Residential	2,137,450	192,199,504
Essex Property Trust, Inc.	620,013	214,202,091
Healthpeak Properties, Inc.	3,158,373	108,426,945
Kilroy Realty Corp.	1,523,794	116,448,337
Lamar Advertising Company, Class A	882,227	102,497,133
Regency Centers Corp.	2,628,371	187,507,987
Welltower, Inc.	2,408,417	231,545,210
Utilities 4.2%		900,769,406
Electric utilities 2.0%
American Electric Power Company, Inc.	1,398,563	139,534,631
Edison International	1,138,390	79,801,139
Entergy Corp.	1,804,878	210,719,507
Multi-utilities 2.2%
CenterPoint Energy, Inc.	10,282,818	315,065,544
DTE Energy Company	1,177,283	155,648,585

	Yield (%)	Shares	Value
Short-term investments 2.0%			$423,279,466
(Cost $423,277,468)
Short-term funds 2.0%			423,279,466
John Hancock Collateral Trust (C)	0.3592(D)	3,325,114	33,247,148
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.3058(D)	390,032,318	390,032,318

Total investments (Cost $15,111,461,867) 100.0%	$21,398,253,273
Other assets and liabilities, net 0.0%	7,272,867
Total net assets 100.0%	$21,405,526,140

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 3-31-22.
14	JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 3-31-22.
At 3-31-22, the aggregate cost of investments for federal income tax purposes was $15,197,544,476. Net unrealized appreciation aggregated to $6,200,708,797, of which $6,433,098,717 related to gross unrealized appreciation and $232,389,920 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND	15

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 3-31-22

Assets
Unaffiliated investments, at value (Cost $15,078,216,717) including $32,289,126 of securities loaned	$21,365,006,125
Affiliated investments, at value (Cost $33,245,150)	33,247,148
Total investments, at value (Cost $15,111,461,867)	21,398,253,273
Dividends and interest receivable	20,954,785
Receivable for fund shares sold	51,437,741
Receivable for investments sold	21,700,007
Receivable for securities lending income	5,717
Other assets	617,469
Total assets	21,492,968,992
Liabilities
Payable for investments purchased	19,981,754
Payable for fund shares repurchased	29,650,575
Payable upon return of securities loaned	33,250,664
Payable to affiliates
Accounting and legal services fees	714,878
Transfer agent fees	1,566,160
Distribution and service fees	33,787
Trustees’ fees	23,236
Other liabilities and accrued expenses	2,221,798
Total liabilities	87,442,852
Net assets	$21,405,526,140
Net assets consist of
Paid-in capital	$14,707,537,036
Total distributable earnings (loss)	6,697,989,104
Net assets	$21,405,526,140

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($1,485,683,907 ÷ 56,588,141 shares)[1]	$26.25
Class C ($61,527,183 ÷ 2,353,672 shares)[1]	$26.14
Class I ($14,846,560,783 ÷ 538,968,471 shares)	$27.55
Class R2 ($102,714,435 ÷ 3,746,741 shares)	$27.41
Class R4 ($140,549,500 ÷ 5,109,136 shares)	$27.51
Class R6 ($4,768,490,332 ÷ 173,150,622 shares)	$27.54
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$27.63

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
16	JOHN HANCOCK Disciplined Value Mid Cap Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 3-31-22

Investment income
Dividends	$282,328,482
Interest	156,501
Securities lending	146,274
Less foreign taxes withheld	(333,211)
Total investment income	282,298,046
Expenses
Investment management fees	138,729,469
Distribution and service fees	5,248,734
Accounting and legal services fees	2,682,665
Transfer agent fees	17,548,041
Trustees’ fees	316,614
Custodian fees	2,260,360
State registration fees	422,639
Printing and postage	928,513
Professional fees	487,439
Other	501,891
Total expenses	169,126,365
Less expense reductions	(1,918,743)
Net expenses	167,207,622
Net investment income	115,090,424
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	1,065,701,025
Affiliated investments	(4,113)
Capital gain distributions received from affiliated investments	2,558
1,065,699,470
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	836,669,245
Affiliated investments	2,022
836,671,267
Net realized and unrealized gain	1,902,370,737
Increase in net assets from operations	$2,017,461,161
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value Mid Cap Fund	17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 3-31-22	Year ended 3-31-21
Increase (decrease) in net assets
From operations
Net investment income	$115,090,424	$99,313,813
Net realized gain	1,065,699,470	951,300,181
Change in net unrealized appreciation (depreciation)	836,671,267	5,855,231,940
Increase in net assets resulting from operations	2,017,461,161	6,905,845,934
Distributions to shareholders
From earnings
Class A	(93,487,984)	(10,011,633)
Class C	(4,250,422)	(337,541)
Class I	(907,220,543)	(105,682,902)
Class R2	(6,373,136)	(827,271)
Class R4	(8,561,772)	(1,268,379)
Class R6	(291,253,364)	(39,590,248)
Total distributions	(1,311,147,221)	(157,717,974)
From fund share transactions	3,456,435,841	578,280,006
Total increase	4,162,749,781	7,326,407,966
Net assets
Beginning of year	17,242,776,359	9,916,368,393
End of year	$21,405,526,140	$17,242,776,359
18	JOHN HANCOCK Disciplined Value Mid Cap Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	3-31-22	3-31-21	3-31-20	3-31-19	3-31-18
Per share operating performance
Net asset value, beginning of period	$25.33	$14.91	$19.08	$22.35	$21.61
Net investment income[1]	0.09	0.10	0.14	0.12	0.07
Net realized and unrealized gain (loss) on investments	2.60	10.54	(3.83)	(1.01)	2.11
Total from investment operations	2.69	10.64	(3.69)	(0.89)	2.18
Less distributions
From net investment income	(0.07)	(0.14)	(0.14)	(0.13)	(0.06)
From net realized gain	(1.70)	(0.08)	(0.34)	(2.25)	(1.38)
Total distributions	(1.77)	(0.22)	(0.48)	(2.38)	(1.44)
Net asset value, end of period	$26.25	$25.33	$14.91	$19.08	$22.35
Total return (%)[2,3]	10.91	71.55	(20.06)	(2.98)	10.15
Ratios and supplemental data
Net assets, end of period (in millions)	$1,486	$1,204	$782	$1,184	$1,547
Ratios (as a percentage of average net assets):
Expenses before reductions	1.11	1.12	1.12	1.11	1.11
Expenses including reductions	1.10	1.11	1.12	1.10	1.10
Net investment income	0.34	0.52	0.70	0.58	0.30
Portfolio turnover (%)	26	52[4]	54	53	53

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Excludes in-kind transactions.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value Mid Cap Fund	19

CLASS C SHARES Period ended	3-31-22	3-31-21	3-31-20	3-31-19	3-31-18
Per share operating performance
Net asset value, beginning of period	$25.34	$14.94	$19.13	$22.42	$21.77
Net investment loss[1]	(0.12)	(0.05)	(0.01)	(0.04)	(0.10)
Net realized and unrealized gain (loss) on investments	2.62	10.53	(3.84)	(1.00)	2.13
Total from investment operations	2.50	10.48	(3.85)	(1.04)	2.03
Less distributions
From net realized gain	(1.70)	(0.08)	(0.34)	(2.25)	(1.38)
Total distributions	(1.70)	(0.08)	(0.34)	(2.25)	(1.38)
Net asset value, end of period	$26.14	$25.34	$14.94	$19.13	$22.42
Total return (%)[2,3]	10.12	70.20	(20.63)	(3.72)	9.35
Ratios and supplemental data
Net assets, end of period (in millions)	$62	$92	$107	$182	$278
Ratios (as a percentage of average net assets):
Expenses before reductions	1.86	1.87	1.87	1.86	1.86
Expenses including reductions	1.85	1.86	1.87	1.85	1.85
Net investment loss	(0.46)	(0.23)	(0.07)	(0.19)	(0.43)
Portfolio turnover (%)	26	52[4]	54	53	53

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Excludes in-kind transactions.
20	JOHN HANCOCK Disciplined Value Mid Cap Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	3-31-22	3-31-21	3-31-20	3-31-19	3-31-18
Per share operating performance
Net asset value, beginning of period	$26.49	$15.58	$19.91	$23.22	$22.39
Net investment income[1]	0.16	0.16	0.20	0.18	0.14
Net realized and unrealized gain (loss) on investments	2.74	11.02	(4.00)	(1.06)	2.19
Total from investment operations	2.90	11.18	(3.80)	(0.88)	2.33
Less distributions
From net investment income	(0.14)	(0.19)	(0.19)	(0.18)	(0.12)
From net realized gain	(1.70)	(0.08)	(0.34)	(2.25)	(1.38)
Total distributions	(1.84)	(0.27)	(0.53)	(2.43)	(1.50)
Net asset value, end of period	$27.55	$26.49	$15.58	$19.91	$23.22
Total return (%)[2]	11.23	71.97	(19.84)	(2.79)	10.46
Ratios and supplemental data
Net assets, end of period (in millions)	$14,847	$11,932	$6,349	$7,784	$9,799
Ratios (as a percentage of average net assets):
Expenses before reductions	0.86	0.87	0.87	0.88	0.86
Expenses including reductions	0.85	0.86	0.87	0.87	0.85
Net investment income	0.59	0.78	0.97	0.82	0.58
Portfolio turnover (%)	26	52[3]	54	53	53

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value Mid Cap Fund	21

CLASS R2 SHARES Period ended	3-31-22	3-31-21	3-31-20	3-31-19	3-31-18
Per share operating performance
Net asset value, beginning of period	$26.37	$15.53	$19.85	$23.14	$22.32
Net investment income[1]	0.05	0.08	0.11	0.09	0.04
Net realized and unrealized gain (loss) on investments	2.73	10.96	(3.98)	(1.04)	2.19
Total from investment operations	2.78	11.04	(3.87)	(0.95)	2.23
Less distributions
From net investment income	(0.04)	(0.12)	(0.11)	(0.09)	(0.03)
From net realized gain	(1.70)	(0.08)	(0.34)	(2.25)	(1.38)
Total distributions	(1.74)	(0.20)	(0.45)	(2.34)	(1.41)
Net asset value, end of period	$27.41	$26.37	$15.53	$19.85	$23.14
Total return (%)[2]	10.78	71.23	(20.14)	(3.14)	10.03
Ratios and supplemental data
Net assets, end of period (in millions)	$103	$106	$77	$131	$188
Ratios (as a percentage of average net assets):
Expenses before reductions	1.25	1.25	1.26	1.27	1.26
Expenses including reductions	1.24	1.24	1.25	1.26	1.25
Net investment income	0.18	0.39	0.54	0.41	0.17
Portfolio turnover (%)	26	52[3]	54	53	53

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions.
22	JOHN HANCOCK Disciplined Value Mid Cap Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R4 SHARES Period ended	3-31-22	3-31-21	3-31-20	3-31-19	3-31-18
Per share operating performance
Net asset value, beginning of period	$26.46	$15.57	$19.90	$23.20	$22.38
Net investment income[1]	0.12	0.14	0.17	0.15	0.09
Net realized and unrealized gain (loss) on investments	2.73	10.99	(4.00)	(1.05)	2.20
Total from investment operations	2.85	11.13	(3.83)	(0.90)	2.29
Less distributions
From net investment income	(0.10)	(0.16)	(0.16)	(0.15)	(0.09)
From net realized gain	(1.70)	(0.08)	(0.34)	(2.25)	(1.38)
Total distributions	(1.80)	(0.24)	(0.50)	(2.40)	(1.47)
Net asset value, end of period	$27.51	$26.46	$15.57	$19.90	$23.20
Total return (%)[2]	11.06	71.69	(19.96)	(2.90)	10.26
Ratios and supplemental data
Net assets, end of period (in millions)	$141	$130	$55	$74	$97
Ratios (as a percentage of average net assets):
Expenses before reductions	1.10	1.11	1.11	1.12	1.12
Expenses including reductions	0.99	1.00	1.00	1.01	1.01
Net investment income	0.43	0.65	0.81	0.68	0.42
Portfolio turnover (%)	26	52[3]	54	53	53

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value Mid Cap Fund	23

CLASS R6 SHARES Period ended	3-31-22	3-31-21	3-31-20	3-31-19	3-31-18
Per share operating performance
Net asset value, beginning of period	$26.48	$15.58	$19.90	$23.21	$22.38
Net investment income[1]	0.19	0.18	0.23	0.21	0.17
Net realized and unrealized gain (loss) on investments	2.74	11.01	(4.00)	(1.07)	2.18
Total from investment operations	2.93	11.19	(3.77)	(0.86)	2.35
Less distributions
From net investment income	(0.17)	(0.21)	(0.21)	(0.20)	(0.14)
From net realized gain	(1.70)	(0.08)	(0.34)	(2.25)	(1.38)
Total distributions	(1.87)	(0.29)	(0.55)	(2.45)	(1.52)
Net asset value, end of period	$27.54	$26.48	$15.58	$19.90	$23.21
Total return (%)[2]	11.36	72.06	(19.72)	(2.66)	10.56
Ratios and supplemental data
Net assets, end of period (in millions)	$4,768	$3,778	$2,546	$2,994	$2,748
Ratios (as a percentage of average net assets):
Expenses before reductions	0.75	0.76	0.76	0.77	0.77
Expenses including reductions	0.75	0.75	0.76	0.76	0.76
Net investment income	0.69	0.88	1.08	0.96	0.71
Portfolio turnover (%)	26	52[3]	54	53	53

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions.
24	JOHN HANCOCK Disciplined Value Mid Cap Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Disciplined Value Mid Cap Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term growth of capital with current income as a secondary objective.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates,
ANNUAL REPORT | JOHN HANCOCK Disciplined Value Mid Cap Fund	25

prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of March 31, 2022, all investments are categorized as Level 1 under the hierarchy described above.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral. Effective November 19, 2021, JHCT converted to a prime money market fund.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of March 31, 2022, the fund loaned securities valued at $32,289,126 and received $33,250,664 of cash collateral.
26	JOHN HANCOCK Disciplined Value Mid Cap Fund | ANNUAL REPORT

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended March 31, 2022, the fund had no borrowings under the line of credit. Commitment fees for the year ended March 31, 2022 were $69,861.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of March 31, 2022, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended March 31, 2022 and 2021 was as follows:
	March 31, 2022	March 31, 2021
Ordinary income	$249,150,262	$111,738,470
Long-term capital gains	1,061,996,959	45,979,504
ANNUAL REPORT | JOHN HANCOCK Disciplined Value Mid Cap Fund	27

	March 31, 2022	March 31, 2021
Total	$1,311,147,221	$157,717,974
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of March 31, 2022, the components of distributable earnings on a tax basis consisted of $99,069,153 of undistributed ordinary income and $398,211,154 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and treating a portion of the proceeds from redemptions as distributions for tax purposes.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.800% of the first $500 million of the fund’s average daily net assets; (b) 0.775% of the next $500 million of the fund’s average daily net assets; (c) 0.750% of the next $500 million of the fund’s average daily net assets; (d) 0.725% of the next $1 billion of the fund’s average daily net assets; and (e) 0.700% of the fund’s average daily net assets in excess of $2.5 billion. The Advisor has a subadvisory agreement with Boston Partners Global Investors, Inc., an indirect, wholly owned subsidiary of ORIX Corporation of Japan. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended March 31, 2022, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
28	JOHN HANCOCK Disciplined Value Mid Cap Fund | ANNUAL REPORT

For the year ended March 31, 2022, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$125,762
Class C	7,044
Class I	1,230,800
Class R2	9,622
Class	Expense reduction
Class R4	$12,457
Class R6	395,766
Total	$1,781,451

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended March 31, 2022, were equivalent to a net annual effective rate of 0.70% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended March 31, 2022, amounted to an annual rate of 0.01% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
Currently only 0.25% is charged to Class A shares for Rule 12b-1 fees.
The fund’s Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $137,292 for Class R4 shares for the year ended March 31, 2022.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,228,595 for the year ended March 31, 2022. Of this amount, $186,791 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $1,041,804 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended March 31, 2022, CDSCs received by the Distributor amounted to $5,654 and $6,153 for Class A and Class C shares, respectively.
ANNUAL REPORT | JOHN HANCOCK Disciplined Value Mid Cap Fund	29

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended March 31, 2022 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$3,463,340	$1,580,239
Class C	777,723	88,821
Class I	—	15,463,494
Class R2	529,118	9,643
Class R4	478,553	12,445
Class R6	—	393,399
Total	$5,248,734	$17,548,041
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$179,750,000	2	0.558%	$5,570
Note 5—Fund share transactions
Transactions in fund shares for the years ended March 31, 2022 and 2021 were as follows:
	Year Ended 3-31-22		Year Ended 3-31-21
	Shares	Amount	Shares	Amount
Class A shares
Sold	17,271,449	$459,849,087	13,472,994	$275,798,014
Distributions reinvested	3,233,445	81,870,828	392,018	8,620,473
Repurchased	(11,461,015)	(303,540,324)	(18,748,352)	(357,054,624)
Net increase (decrease)	9,043,879	$238,179,591	(4,883,340)	$(72,636,137)
30	JOHN HANCOCK Disciplined Value Mid Cap Fund | ANNUAL REPORT

	Year Ended 3-31-22		Year Ended 3-31-21
	Shares	Amount	Shares	Amount
Class C shares
Sold	670,446	$17,752,159	600,150	$12,511,177
Distributions reinvested	165,026	4,168,561	15,155	334,157
Repurchased	(2,123,525)	(57,000,431)	(4,152,547)	(83,165,788)
Net decrease	(1,288,053)	$(35,079,711)	(3,537,242)	$(70,320,454)
Class I shares
Sold	158,975,602	$4,421,157,908	165,501,257	$3,618,428,209
Distributions reinvested	30,847,582	819,003,301	3,982,496	91,517,750
Repurchased	(101,293,916)	(2,817,335,655)	(126,485,840)	(2,572,453,814)
Net increase	88,529,268	$2,422,825,554	42,997,913	$1,137,492,145
Class R2 shares
Sold	738,603	$20,534,775	888,114	$18,487,562
Distributions reinvested	216,500	5,726,413	32,130	736,103
Repurchased	(1,225,374)	(34,017,394)	(1,852,216)	(38,500,430)
Net decrease	(270,271)	$(7,756,206)	(931,972)	$(19,276,765)
Class R4 shares
Sold	1,442,449	$40,248,996	4,035,160	$73,620,175
Distributions reinvested	322,842	8,561,772	55,244	1,268,379
Repurchased	(1,581,351)	(43,886,059)	(2,704,605)	(56,524,560)
Net increase	183,940	$4,924,709	1,385,799	$18,363,994
Class R6 shares
Sold	50,998,138	$1,417,851,144	38,945,260	$804,385,733
Distributions reinvested	10,321,964	273,841,708	1,631,198	37,468,623
Repurchased	(30,824,404)	(858,350,948)	(61,377,815)	(1,256,581,892)
Net increase (decrease)	30,495,698	$833,341,904	(20,801,357)	$(414,727,536)
Class ADV shares
Sold	—	—	2,365	$40,000
Repurchased	—	—	(33,632)	(655,241)
Net decrease	—	—	(31,267)	$(615,241)
Total net increase	126,694,461	$3,456,435,841	14,198,534	$578,280,006
On June 25, 2020, the Board of Trustees approved redesignations of certain share classes. As a result of the redesignations, Class ADV was terminated, and shareholders in this class became shareholders of the respective class identified below, with the same or lower total net expenses. The following amount is included in the amount repurchased of the terminated class and the amount sold of the redesignated class.
Redesignation	Effective date	Amount
Class ADV shares as Class A shares	October 9, 2020	$610,733
ANNUAL REPORT | JOHN HANCOCK Disciplined Value Mid Cap Fund	31

Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $7,191,619,078 and $4,946,610,512, respectively, for the year ended March 31, 2022.
Note 7—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	3,325,114	$1,229,904	$232,826,395	$(200,807,060)	$(4,113)	$2,022	$146,274	$2,558	$33,247,148

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 8—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
32	JOHN HANCOCK Disciplined Value Mid Cap Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds III and Shareholders of John Hancock Disciplined Value Mid Cap Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Disciplined Value Mid Cap Fund (one of the funds constituting John Hancock Funds III, referred to hereafter as the "Fund") as of March 31, 2022, the related statement of operations for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2022 and the financial highlights for each of the five years in the period ended March 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
May 9, 2022
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND	33

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended March 31, 2022.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund paid $1,102,844,249 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
34	JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND | ANNUAL REPORT

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Disciplined Value Mid Cap Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Boston Partners Global Investors, Inc. (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing COVID-19 Coronavirus pandemic and amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 22-24, 2022 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2021 through December 31, 2021, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination; (5) Compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2021 and key initiatives for 2022.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND	35

•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of the Fund.
36	JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	191
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	191
Trustee
Foresters Financial, Chief Executive Officer (since 2018) and board member (since 2017). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	191
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham,[2] Born: 1944	2006	191
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2012	191
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Deborah C. Jackson, Born: 1952	2008	191
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND	37

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Steven R. Pruchansky, Born: 1944	2006	191
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	191
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2008	191
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	191
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
38	JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND | ANNUAL REPORT

Non-Independent Trustees[3] (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Marianne Harrison, Born: 1963	2018	191
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND	39

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
40	JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
† Non-Independent Trustee
* Member of the Audit Committee
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Boston Partners Global Investors, Inc.
Portfolio Managers
Joseph F. Feeney, Jr., CFA
Steven L. Pollack, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND	41

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
John Hancock Preferred Income ETF
ENVIRONMENTAL,SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Disciplined Value Mid Cap Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2123381	363A 3/22
5/2022

Annual report
John Hancock
Global Shareholder Yield Fund
International equity
March 31, 2022

A message to shareholders
Dear shareholder,
Global equities delivered positive performance for the 12 months ended March 31, 2022, but most of the gain occurred in the first half of the period. During this time, stocks generally moved higher behind a backdrop of steady economic growth, robust corporate earnings, and supportive central bank policy. The picture changed from late November onward, as rising inflation prompted the U.S. Federal Reserve and other central banks to wind down their quantitative easing policies and begin raising interest rates in March 2022. The conflict between Russia and Ukraine further weighed on sentiment by creating uncertainty about the economy and fueling expectations for still-higher inflation. Although markets sold off sharply after the start of the clash, they recovered much of the lost ground by the end of the reporting period.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Global Shareholder Yield Fund

2	Your fund at a glance
4	Management’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
14	Financial statements
18	Financial highlights
24	Notes to financial statements
34	Report of independent registered public accounting firm
35	Tax information
36	Statement regarding liquidity risk management
38	Trustees and Officers
42	More information
ANNUAL REPORT | JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to provide a high level of income as its primary objective. Capital appreciation is a secondary investment objective.
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/2022 (%)

The MSCI World Index tracks the performance of publicly traded large- and mid-cap stocks of developed-market companies.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Developed-market equities extended positive momentum
Many global developed-market stocks posted positive returns despite continuing COVID-19 risks, geopolitical events, and rising inflation and interest rates.
The fund underperformed its benchmark, the MSCI World Index
Stock selection in information technology and an underweight in the sector weighed on performance relative to the benchmark.
Stock picking in select sectors aided performance
Stock picking in the industrials, materials, and utilities sectors boosted performance.
SECTOR COMPOSITION AS OF 3/31/2022 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND	3

Management’s discussion of fund performance
What were the main drivers of global developed-market equity performance during the 12 months ended March 31, 2022?
Most global developed-market stocks rallied, extending the recovery that followed an early 2020 sell-off triggered by the COVID-19 pandemic. Although rising inflation, tightening monetary policy, and escalating geopolitical conflict created challenges in early 2022, returns remained positive overall for the period and earnings growth was strong.
The rollout of COVID-19 vaccines drove increased optimism about the reopening of economic activities that had been constrained earlier in the pandemic. These gains across sectors and countries helped to fuel economic recovery and positive earnings momentum; they also narrowed the performance edge that had previously lifted momentum- and growth-oriented stocks while weighing on many value-oriented, dividend-paying stocks. However, economic growth later slowed, and supply chain problems and inflationary pressures proved to be less transitory than many had initially expected.
In the closing months of the period, global stocks turned negative as inflation continued to rise and a conflict arose between Russia and Ukraine. The war triggered further energy and commodity price increases, disrupted trade, added new crimps to recovering supply chains, and overshadowed the generally positive news of improving COVID-19 trends. Key central banks tightened monetary
TOP 10 HOLDINGS AS OF 3/31/2022 (% of net assets)
Nutrien, Ltd.	2.3
Broadcom, Inc.	2.1
AbbVie, Inc.	2.0
AstraZeneca PLC, ADR	1.8
Microsoft Corp.	1.8
IBM Corp.	1.8
Cisco Systems, Inc.	1.7
Iron Mountain, Inc.	1.6
MetLife, Inc.	1.6
TotalEnergies SE	1.6
TOTAL	18.3
Cash and cash equivalents are not included.
TOP 10 COUNTRIES AS OF 3/31/2022 (% of net assets)
United States	55.6
Canada	9.0
United Kingdom	8.4
Germany	7.2
France	5.7
Switzerland	2.4
Italy	2.4
Japan	1.8
Norway	1.4
Taiwan	1.2
TOTAL	95.1
Cash and cash equivalents are not included.
4	JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND | ANNUAL REPORT

policies, and the U.S. Federal Reserve raised interest rates in March while projecting that it could raise rates six additional times by the end of 2022.
How did the fund perform?
The fund underperformed its benchmark. At the sector level, stock picking in information technology and an underweight in the sector weighed on performance relative to the benchmark. Stock selection in the industrials, materials, and utilities sectors aided relative performance. From a geographic perspective, the fund’s holdings in Canada had a notably positive impact.
At the individual security level, an underweight position in Apple, Inc. and not holding benchmark component NVIDIA Corp. were among the primary detractors. Other key detractors included an out-of-benchmark position in Samsung Electronics Company, Ltd., which fell over investor worries over pricing declines for computer memory chips, and an underweight position in Microsoft Corp.
On the positive side, positions in Nutrien, Ltd. (an out-of-benchmark holding) and AbbVie, Inc. were among the most significant contributors to relative performance. Nutrien, a producer of plant nutrients, saw its shares rise as the United States and the European Union sanctioned Belarus, a major producer of potash, for aiding Russia’s aggression in Ukraine. Shares of AbbVie, a global pharmaceutical company, outperformed owing to strong earnings reports.
MANAGED BY

William W. Priest, CFA
John Tobin, Ph.D., CFA
Kera Van Valen, CFA
Michael A. Welhoelter, CFA
The views expressed in this report are exclusively those of Kera Van Valen, CFA, Epoch Investment Partners, Inc., and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2022

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	5-year	10-year	5-year	10-year	as of 3-31-22	as of 3-31-22
Class A	4.54	5.71	6.83	32.03	93.64	1.95	1.80
Class C	8.20	6.01	6.61	33.89	89.60	1.32	1.22
Class I1	10.28	7.07	7.70	40.73	109.94	2.29	2.19
Class R2[1]	9.82	6.66	7.25	38.01	101.36	1.95	1.87
Class R6[1]	10.40	7.17	7.81	41.40	112.11	2.39	2.31
Class NAV[1]	10.40	7.19	7.83	41.49	112.44	2.39	2.31
Index††	10.12	12.42	10.88	79.58	180.98	—	—
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until July 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R2	Class R6	Class NAV
Gross (%)	1.29	1.99	0.99	1.38	0.88	0.87
Net (%)	1.09	1.84	0.84	1.24	0.74	0.86
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
†† Index is the MSCI World Index.
See the following page for footnotes.
6	JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Shareholder Yield Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the MSCI World Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2	3-31-12	18,960	18,960	28,098
Class I1	3-31-12	20,994	20,994	28,098
Class R2[1]	3-31-12	20,136	20,136	28,098
Class R6[1]	3-31-12	21,211	21,211	28,098
Class NAV[1]	3-31-12	21,244	21,244	28,098
The MSCI World Index tracks the performance of publicly traded large- and mid-cap stocks of developed-market companies.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectuses.
[2]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on October 1, 2021, with the same investment held until March 31, 2022.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2022, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on October 1, 2021, with the same investment held until March 31, 2022. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 10-1-2021	Ending value on 3-31-2022	Expenses paid during period ended 3-31-2022[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,071.30	$5.63	1.09%
	Hypothetical example	1,000.00	1,019.50	5.49	1.09%
Class C	Actual expenses/actual returns	1,000.00	1,068.00	9.49	1.84%
	Hypothetical example	1,000.00	1,015.80	9.25	1.84%
Class I	Actual expenses/actual returns	1,000.00	1,073.20	4.34	0.84%
	Hypothetical example	1,000.00	1,020.70	4.23	0.84%
Class R2	Actual expenses/actual returns	1,000.00	1,071.00	6.25	1.21%
	Hypothetical example	1,000.00	1,018.90	6.09	1.21%
Class R6	Actual expenses/actual returns	1,000.00	1,073.90	3.83	0.74%
	Hypothetical example	1,000.00	1,021.20	3.73	0.74%
Class NAV	Actual expenses/actual returns	1,000.00	1,073.80	3.83	0.74%
	Hypothetical example	1,000.00	1,021.20	3.73	0.74%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND	9

Fund’s investments
AS OF 3-31-22
	Shares	Value
Common stocks 98.4%		$1,094,509,643
(Cost $771,625,836)
Canada 9.0%		100,362,476
BCE, Inc.	177,531	9,841,138
Enbridge, Inc.	187,189	8,617,148
Fortis, Inc.	129,527	6,406,155
Great-West Lifeco, Inc.	300,809	8,864,379
Nutrien, Ltd.	250,248	26,023,290
Restaurant Brands International, Inc.	266,155	15,540,790
Royal Bank of Canada	121,005	13,322,504
TELUS Corp. (A)	449,651	11,747,072
France 5.7%		63,185,530
AXA SA (A)	569,189	16,662,715
Danone SA	78,966	4,362,342
Orange SA	803,578	9,514,183
Sanofi	143,445	14,665,845
TotalEnergies SE	355,346	17,980,445
Germany 7.2%		80,405,634
Allianz SE	70,445	16,822,931
BASF SE	150,546	8,590,287
Bayer AG	133,503	9,131,533
Deutsche Post AG	203,380	9,711,830
Deutsche Telekom AG	828,290	15,426,263
Muenchener Rueckversicherungs-Gesellschaft AG	49,708	13,288,993
Siemens AG	53,686	7,433,797
Hong Kong 0.6%		6,776,291
China Resources Gas Group, Ltd.	1,610,000	6,776,291
Ireland 1.2%		13,110,407
Medtronic PLC	118,165	13,110,407
Italy 2.4%		26,352,138
Assicurazioni Generali SpA (A)	642,317	14,691,255
Snam SpA	2,022,148	11,660,883
Japan 1.8%		19,267,796
Bridgestone Corp.	177,300	6,882,038
Tokio Marine Holdings, Inc.	102,800	5,982,266
Toyota Motor Corp.	355,000	6,403,492
Norway 1.4%		15,621,290
Orkla ASA	868,239	7,713,866
Telenor ASA	551,058	7,907,424
10	JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
South Korea 1.2%		$13,212,965
Samsung Electronics Company, Ltd., GDR (B)	9,374	13,212,965
Spain 0.3%		3,487,094
Industria de Diseno Textil SA	159,921	3,487,094
Switzerland 2.4%		27,011,201
Nestle SA	43,460	5,650,611
Novartis AG	174,180	15,291,533
Roche Holding AG	15,339	6,069,057
Taiwan 1.2%		13,652,534
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	130,947	13,652,534
United Kingdom 8.4%		93,499,138
AstraZeneca PLC, ADR	310,466	20,596,314
B&M European Value Retail SA	800,169	5,598,209
BAE Systems PLC	1,239,595	11,641,567
British American Tobacco PLC	341,713	14,350,954
Coca-Cola Europacific Partners PLC	202,244	9,831,081
GlaxoSmithKline PLC	413,577	8,948,520
Linde PLC	17,611	5,625,482
National Grid PLC	475,784	7,311,931
Unilever PLC	211,333	9,595,080
United States 55.6%		618,565,149
AbbVie, Inc.	140,152	22,720,041
Air Products & Chemicals, Inc.	25,438	6,357,211
Ally Financial, Inc.	121,289	5,273,646
Altria Group, Inc.	215,594	11,264,787
Ameren Corp.	70,445	6,604,923
American Electric Power Company, Inc.	128,107	12,781,235
American Tower Corp.	21,588	5,423,337
Amgen, Inc.	28,973	7,006,251
Analog Devices, Inc.	106,802	17,641,554
Apple, Inc.	78,113	13,639,311
AT&T, Inc.	285,471	6,745,680
Broadcom, Inc.	36,643	23,073,364
Chevron Corp.	52,550	8,556,717
Cisco Systems, Inc.	349,381	19,481,485
Cummins, Inc.	33,802	6,933,128
Dominion Energy, Inc.	78,397	6,661,393
Dow, Inc.	194,006	12,362,062
Duke Energy Corp.	56,242	6,279,982
Eaton Corp. PLC	37,211	5,647,141
Emerson Electric Company	148,842	14,593,958
Entergy Corp.	76,125	8,887,594
Enterprise Products Partners LP	555,035	14,325,453
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND	11

	Shares	Value
United States (continued)
Evergy, Inc.	141,457	$9,667,171
Hanesbrands, Inc.	342,281	5,096,564
Hasbro, Inc.	107,371	8,795,832
Hubbell, Inc.	29,825	5,480,940
IBM Corp.	153,671	19,980,300
Intel Corp.	118,449	5,870,332
Iron Mountain, Inc.	327,509	18,147,274
Johnson & Johnson	36,359	6,443,906
JPMorgan Chase & Co.	67,036	9,138,348
Kimberly-Clark Corp.	42,892	5,282,579
KLA Corp.	30,393	11,125,662
Lazard, Ltd., Class A	316,148	10,907,106
Leggett & Platt, Inc.	141,172	4,912,786
Lockheed Martin Corp.	13,918	6,143,405
LyondellBasell Industries NV, Class A	119,869	12,324,931
Magellan Midstream Partners LP	157,364	7,721,851
McDonald’s Corp.	26,701	6,602,623
Merck & Company, Inc.	141,173	11,583,245
MetLife, Inc.	257,634	18,106,518
Microsoft Corp.	65,900	20,317,629
MSC Industrial Direct Company, Inc., Class A	155,376	13,239,589
NextEra Energy, Inc.	66,184	5,606,447
NiSource, Inc.	219,003	6,964,295
Omnicom Group, Inc.	113,904	9,668,172
Pfizer, Inc.	183,780	9,514,291
Philip Morris International, Inc.	148,274	13,928,860
Raytheon Technologies Corp.	70,445	6,978,986
Realty Income Corp.	182,360	12,637,548
Target Corp.	27,269	5,787,027
Texas Instruments, Inc.	63,627	11,674,282
The Coca-Cola Company	135,776	8,418,112
The Home Depot, Inc.	17,611	5,271,501
The PNC Financial Services Group, Inc.	29,541	5,448,837
The Procter & Gamble Company	37,779	5,772,631
Truist Financial Corp.	129,811	7,360,284
United Parcel Service, Inc., Class B	32,666	7,005,550
Vail Resorts, Inc.	18,179	4,731,448
Verizon Communications, Inc.	188,041	9,578,809
WEC Energy Group, Inc.	61,639	6,152,189
Welltower, Inc.	65,616	6,308,322
WP Carey, Inc.	131,231	10,608,714

12	JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Yield (%)	Shares	Value
Short-term investments 0.7%			$7,071,602
(Cost $7,071,018)
Short-term funds 0.7%			7,071,602
John Hancock Collateral Trust (C)	0.3592(D)	707,245	7,071,602

Total investments (Cost $778,696,854) 99.1%	$1,101,581,245
Other assets and liabilities, net 0.9%	10,519,396
Total net assets 100.0%	$1,112,100,641

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(A)	All or a portion of this security is on loan as of 3-31-22.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 3-31-22.
At 3-31-22, the aggregate cost of investments for federal income tax purposes was $781,738,061. Net unrealized appreciation aggregated to $319,843,184, of which $335,987,650 related to gross unrealized appreciation and $16,144,466 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND	13

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 3-31-22

Assets
Unaffiliated investments, at value (Cost $771,625,836) including $17,079,927 of securities loaned	$1,094,509,643
Affiliated investments, at value (Cost $7,071,018)	7,071,602
Total investments, at value (Cost $778,696,854)	1,101,581,245
Cash	13,186,581
Foreign currency, at value (Cost $277,029)	276,391
Dividends and interest receivable	5,960,494
Receivable for fund shares sold	947,871
Receivable for securities lending income	7,070
Receivable from affiliates	4,432
Other assets	127,395
Total assets	1,122,091,479
Liabilities
Payable for fund shares repurchased	2,623,463
Payable upon return of securities loaned	7,075,784
Payable to affiliates
Accounting and legal services fees	37,860
Transfer agent fees	69,049
Distribution and service fees	117
Trustees’ fees	1,469
Other liabilities and accrued expenses	183,096
Total liabilities	9,990,838
Net assets	$1,112,100,641
Net assets consist of
Paid-in capital	$748,188,887
Total distributable earnings (loss)	363,911,754
Net assets	$1,112,100,641

14	JOHN HANCOCK Global Shareholder Yield Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($326,676,580 ÷ 28,064,657 shares)[1]	$11.64
Class C ($20,445,621 ÷ 1,752,177 shares)[1]	$11.67
Class I ($377,126,869 ÷ 32,259,152 shares)	$11.69
Class R2 ($588,660 ÷ 50,261 shares)	$11.71
Class R6 ($278,081,331 ÷ 23,831,125 shares)	$11.67
Class NAV ($109,181,580 ÷ 9,348,728 shares)	$11.68
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$12.25

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Shareholder Yield Fund	15

STATEMENT OF OPERATIONS For the year ended 3-31-22

Investment income
Dividends	$40,682,734
Interest	8,985
Securities lending	181,894
Less foreign taxes withheld	(2,197,507)
Total investment income	38,676,106
Expenses
Investment management fees	9,043,478
Distribution and service fees	1,230,516
Accounting and legal services fees	147,670
Transfer agent fees	865,967
Trustees’ fees	22,505
Custodian fees	257,464
State registration fees	129,387
Printing and postage	63,295
Professional fees	91,104
Other	67,274
Total expenses	11,918,660
Less expense reductions	(1,746,969)
Net expenses	10,171,691
Net investment income	28,504,415
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	96,537,946
Affiliated investments	(20)
Capital gain distributions received from affiliated investments	1,181
Realized loss on investments not meeting investment restrictions	(105,831)
Reimbursement from investment advisor for loss on investments not meeting investment restrictions	105,831
96,539,107
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(14,125,453)
Affiliated investments	(5,617)
(14,131,070)
Net realized and unrealized gain	82,408,037
Increase in net assets from operations	$110,912,452
16	JOHN HANCOCK Global Shareholder Yield Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 3-31-22	Year ended 3-31-21
Increase (decrease) in net assets
From operations
Net investment income	$28,504,415	$44,096,658
Net realized gain	96,539,107	126,471,147
Change in net unrealized appreciation (depreciation)	(14,131,070)	367,816,897
Increase in net assets resulting from operations	110,912,452	538,384,702
Distributions to shareholders
From earnings
Class A	(33,035,751)	(8,005,340)
Class B1	—	(5,944)
Class C	(2,168,246)	(722,643)
Class I	(39,553,873)	(17,667,353)
Class R2	(66,434)	(15,041)
Class R6	(28,804,562)	(8,126,137)
Class NAV	(12,045,777)	(9,486,100)
Total distributions	(115,674,643)	(44,028,558)
From fund share transactions	(21,146,260)	(833,898,075)
Total decrease	(25,908,451)	(339,541,931)
Net assets
Beginning of year	1,138,009,092	1,477,551,023
End of year	$1,112,100,641	$1,138,009,092

[1]	Share class was redesignated during the year. Refer to Note 5 for further details.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Shareholder Yield Fund	17

Financial highlights
CLASS A SHARES Period ended	3-31-22	3-31-21	3-31-20	3-31-19	3-31-18[1]	2-28-18
Per share operating performance
Net asset value, beginning of period	$11.76	$8.62	$11.03	$11.14	$11.31	$10.78
Net investment income[2]	0.28	0.27	0.33	0.35	0.04	0.32
Net realized and unrealized gain (loss) on investments	0.86	3.16	(2.21)	0.16	(0.16)	0.53
Total from investment operations	1.14	3.43	(1.88)	0.51	(0.12)	0.85
Less distributions
From net investment income	(0.28)	(0.29)	(0.33)	(0.35)	(0.05)	(0.32)
From net realized gain	(0.98)	—	(0.20)	(0.27)	—	—
Total distributions	(1.26)	(0.29)	(0.53)	(0.62)	(0.05)	(0.32)
Net asset value, end of period	$11.64	$11.76	$8.62	$11.03	$11.14	$11.31
Total return (%)[3,4]	10.05	40.22	(17.96)	4.86	(1.03)[5]	7.87
Ratios and supplemental data
Net assets, end of period (in millions)	$327	$318	$257	$334	$348	$355
Ratios (as a percentage of average net assets):
Expenses before reductions	1.28	1.29	1.29	1.28	1.30[6]	1.27
Expenses including reductions	1.09	1.09	1.09	1.09	1.09[6]	1.09
Net investment income	2.32	2.58	2.96	3.18	3.78[6]	2.85
Portfolio turnover (%)	24	30	33	16	2	19

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
18	JOHN HANCOCK Global Shareholder Yield Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	3-31-22	3-31-21	3-31-20	3-31-19	3-31-18[1]	2-28-18
Per share operating performance
Net asset value, beginning of period	$11.79	$8.64	$11.05	$11.16	$11.31	$10.78
Net investment income[2]	0.20	0.19	0.25	0.27	0.03	0.24
Net realized and unrealized gain (loss) on investments	0.85	3.17	(2.21)	0.16	(0.15)	0.52
Total from investment operations	1.05	3.36	(1.96)	0.43	(0.12)	0.76
Less distributions
From net investment income	(0.19)	(0.21)	(0.25)	(0.27)	(0.03)	(0.23)
From net realized gain	(0.98)	—	(0.20)	(0.27)	—	—
Total distributions	(1.17)	(0.21)	(0.45)	(0.54)	(0.03)	(0.23)
Net asset value, end of period	$11.67	$11.79	$8.64	$11.05	$11.16	$11.31
Total return (%)[3,4]	9.19	39.22	(18.59)	4.06	(1.05)[5]	6.98
Ratios and supplemental data
Net assets, end of period (in millions)	$20	$29	$44	$75	$107	$110
Ratios (as a percentage of average net assets):
Expenses before reductions	1.98	1.99	1.99	1.97	2.00[6]	1.97
Expenses including reductions	1.84	1.84	1.84	1.84	1.84[6]	1.84
Net investment income	1.63	1.89	2.27	2.49	3.03[6]	2.11
Portfolio turnover (%)	24	30	33	16	2	19

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Shareholder Yield Fund	19

CLASS I SHARES Period ended	3-31-22	3-31-21	3-31-20	3-31-19	3-31-18[1]	2-28-18
Per share operating performance
Net asset value, beginning of period	$11.81	$8.65	$11.07	$11.18	$11.35	$10.82
Net investment income[2]	0.31	0.29	0.36	0.38	0.04	0.36
Net realized and unrealized gain (loss) on investments	0.86	3.18	(2.22)	0.16	(0.15)	0.51
Total from investment operations	1.17	3.47	(1.86)	0.54	(0.11)	0.87
Less distributions
From net investment income	(0.31)	(0.31)	(0.36)	(0.38)	(0.06)	(0.34)
From net realized gain	(0.98)	—	(0.20)	(0.27)	—	—
Total distributions	(1.29)	(0.31)	(0.56)	(0.65)	(0.06)	(0.34)
Net asset value, end of period	$11.69	$11.81	$8.65	$11.07	$11.18	$11.35
Total return (%)[3]	10.28	40.65	(17.77)	5.10	(0.96)[4]	8.10
Ratios and supplemental data
Net assets, end of period (in millions)	$377	$396	$605	$815	$881	$894
Ratios (as a percentage of average net assets):
Expenses before reductions	0.98	0.99	0.99	0.99	1.00[5]	0.97
Expenses including reductions	0.84	0.84	0.84	0.84	0.84[5]	0.84
Net investment income	2.59	2.78	3.22	3.44	4.03[5]	3.12
Portfolio turnover (%)	24	30	33	16	2	19

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
20	JOHN HANCOCK Global Shareholder Yield Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R2 SHARES Period ended	3-31-22	3-31-21	3-31-20	3-31-19	3-31-18[1]	2-28-18
Per share operating performance
Net asset value, beginning of period	$11.83	$8.66	$11.08	$11.19	$11.35	$10.82
Net investment income[2]	0.27	0.25	0.32	0.33	0.03	0.30
Net realized and unrealized gain (loss) on investments	0.85	3.19	(2.22)	0.16	(0.14)	0.53
Total from investment operations	1.12	3.44	(1.90)	0.49	(0.11)	0.83
Less distributions
From net investment income	(0.26)	(0.27)	(0.32)	(0.33)	(0.05)	(0.30)
From net realized gain	(0.98)	—	(0.20)	(0.27)	—	—
Total distributions	(1.24)	(0.27)	(0.52)	(0.60)	(0.05)	(0.30)
Net asset value, end of period	$11.71	$11.83	$8.66	$11.08	$11.19	$11.35
Total return (%)[3]	9.82	40.19	(18.10)	4.68	(0.98)[4]	7.68
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$1	$1	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.34	1.35	1.34	1.36	1.38[5]	1.37
Expenses including reductions	1.21	1.23	1.22	1.22	1.24[5]	1.24
Net investment income	2.20	2.45	2.86	3.02	3.62[5]	2.62
Portfolio turnover (%)	24	30	33	16	2	19

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Shareholder Yield Fund	21

CLASS R6 SHARES Period ended	3-31-22	3-31-21	3-31-20	3-31-19	3-31-18[1]	2-28-18
Per share operating performance
Net asset value, beginning of period	$11.79	$8.64	$11.06	$11.16	$11.34	$10.81
Net investment income[2]	0.32	0.30	0.37	0.39	0.04	0.31
Net realized and unrealized gain (loss) on investments	0.86	3.17	(2.22)	0.17	(0.16)	0.57
Total from investment operations	1.18	3.47	(1.85)	0.56	(0.12)	0.88
Less distributions
From net investment income	(0.32)	(0.32)	(0.37)	(0.39)	(0.06)	(0.35)
From net realized gain	(0.98)	—	(0.20)	(0.27)	—	—
Total distributions	(1.30)	(0.32)	(0.57)	(0.66)	(0.06)	(0.35)
Net asset value, end of period	$11.67	$11.79	$8.64	$11.06	$11.16	$11.34
Total return (%)[3]	10.40	40.72	(17.69)	5.31	(1.03)[4]	8.22
Ratios and supplemental data
Net assets, end of period (in millions)	$278	$275	$245	$351	$477	$483
Ratios (as a percentage of average net assets):
Expenses before reductions	0.88	0.88	0.88	0.88	0.89[5]	0.87
Expenses including reductions	0.74	0.74	0.74	0.74	0.74[5]	0.74
Net investment income	2.68	2.94	3.34	3.57	4.13[5]	2.61
Portfolio turnover (%)	24	30	33	16	2	19

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
22	JOHN HANCOCK Global Shareholder Yield Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	3-31-22	3-31-21	3-31-20	3-31-19	3-31-18[1]	2-28-18
Per share operating performance
Net asset value, beginning of period	$11.80	$8.64	$11.06	$11.17	$11.34	$10.81
Net investment income[2]	0.32	0.29	0.37	0.39	0.04	0.36
Net realized and unrealized gain (loss) on investments	0.86	3.19	(2.22)	0.16	(0.15)	0.52
Total from investment operations	1.18	3.48	(1.85)	0.55	(0.11)	0.88
Less distributions
From net investment income	(0.32)	(0.32)	(0.37)	(0.39)	(0.06)	(0.35)
From net realized gain	(0.98)	—	(0.20)	(0.27)	—	—
Total distributions	(1.30)	(0.32)	(0.57)	(0.66)	(0.06)	(0.35)
Net asset value, end of period	$11.68	$11.80	$8.64	$11.06	$11.17	$11.34
Total return (%)[3]	10.40	40.83	(17.77)	5.30	(0.94)[4]	8.11
Ratios and supplemental data
Net assets, end of period (in millions)	$109	$120	$325	$458	$511	$514
Ratios (as a percentage of average net assets):
Expenses before reductions	0.87	0.87	0.87	0.87	0.88[5]	0.86
Expenses including reductions	0.74	0.74	0.74	0.74	0.74[5]	0.74
Net investment income	2.68	2.87	3.32	3.54	4.13[5]	3.19
Portfolio turnover (%)	24	30	33	16	2	19

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Shareholder Yield Fund	23

Notes to financial statements
Note 1—Organization
John Hancock Global Shareholder Yield Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to provide a high level of income as its primary objective. Capital appreciation is a secondary investment objective.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following
24	JOHN HANCOCK Global Shareholder Yield Fund | ANNUAL REPORT

procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of March 31, 2022, by major security category or type:
	Total value at 3-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Canada	$100,362,476	$100,362,476	—	—
France	63,185,530	—	$63,185,530	—
Germany	80,405,634	—	80,405,634	—
Hong Kong	6,776,291	—	6,776,291	—
Ireland	13,110,407	13,110,407	—	—
Italy	26,352,138	—	26,352,138	—
Japan	19,267,796	—	19,267,796	—
Norway	15,621,290	—	15,621,290	—
South Korea	13,212,965	—	13,212,965	—
Spain	3,487,094	—	3,487,094	—
Switzerland	27,011,201	—	27,011,201	—
Taiwan	13,652,534	13,652,534	—	—
United Kingdom	93,499,138	36,052,877	57,446,261	—
United States	618,565,149	618,565,149	—	—
Short-term investments	7,071,602	7,071,602	—	—
Total investments in securities	$1,101,581,245	$788,815,045	$312,766,200	—
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
ANNUAL REPORT | JOHN HANCOCK Global Shareholder Yield Fund	25

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
During the year ended March 31, 2022, the fund realized a loss of $105,831 on the disposal of investments not meeting the fund’s respective investment guidelines, which was reimbursed by the Advisor.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral. Effective November 19, 2021, JHCT converted to a prime money market fund.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of March 31, 2022, the fund loaned securities valued at $17,079,927 and received $7,075,784 of cash collateral.
In addition, non-cash collateral of approximately $10,859,800 in the form of U.S. Treasuries was pledged to the fund. This non-cash collateral is not reflected in the fund’s net assets, however could be sold by the securities lending agent in the event of default by the borrower.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
26	JOHN HANCOCK Global Shareholder Yield Fund | ANNUAL REPORT

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended March 31, 2022, the fund had no borrowings under the line of credit. Commitment fees for the year ended March 31, 2022 were $8,667.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of March 31, 2022, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended March 31, 2022 and 2021 was as follows:
	March 31, 2022	March 31, 2021
Ordinary income	$30,395,868	$44,028,558
Long-term capital gains	85,278,775	—
ANNUAL REPORT | JOHN HANCOCK Global Shareholder Yield Fund	27

	March 31, 2022	March 31, 2021
Total	$115,674,643	$44,028,558
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of March 31, 2022, the components of distributable earnings on a tax basis consisted of $7,177,941 of undistributed ordinary income and $36,894,105 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to partnerships, treating a portion of the proceeds from redemptions as distributions for tax purposes and wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to the sum of 0.800% of average daily net assets. The Advisor has a subadvisory agreement with Epoch Investment Partners, Inc. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended March 31, 2022, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the applicable class in an amount equal to the amount by which expenses of Class A, Class C, Class I, Class R2, and Class R6 shares, as applicable, exceed 1.09%, 1.84%, 0.84%, 1.24%, and 0.74%, respectively, of average net assets attributable to the applicable class. For purposes of this agreement, “expenses of Class A, Class C, Class I, Class R2, and Class R6 shares” means all class expenses (including fund expenses attributable to the class), excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, acquired fund fees and expenses
28	JOHN HANCOCK Global Shareholder Yield Fund | ANNUAL REPORT

paid indirectly, and short dividend expense. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based on upon a determination that this is appropriate under the circumstances at that time.
The Advisor has voluntarily agreed to reduce its management fee for the fund, or if necessary, make payment to the fund, in an amount equal to the amount by which the fund’s expenses exceed 0.74% of average net assets, on an annualized basis. Expenses means all the expenses of the fund, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class-specific expenses, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. This voluntary expense reduction will continue in effect until terminated at any time by the Advisor on notice to the fund.
For the year ended March 31, 2022, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$626,926
Class C	35,799
Class I	552,326
Class R2	841
Class	Expense reduction
Class R6	$381,047
Class NAV	150,030
Total	$1,746,969

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended March 31, 2022, were equivalent to a net annual effective rate of 0.65% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended March 31, 2022, amounted to an annual rate of 0.01% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $206,418 for the year ended March 31, 2022. Of this amount, $34,702 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $171,716 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of
ANNUAL REPORT | JOHN HANCOCK Global Shareholder Yield Fund	29

redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended March 31, 2022, CDSCs received by the Distributor amounted to $1,967 and $276 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended March 31, 2022 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$975,644	$370,854
Class C	251,869	28,581
Class I	—	441,434
Class R2	3,003	59
Class R6	—	25,039
Total	$1,230,516	$865,967
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Borrower	$5,900,000	1	0.550%	($90)
30	JOHN HANCOCK Global Shareholder Yield Fund | ANNUAL REPORT

Note 5—Fund share transactions
Transactions in fund shares for the years ended March 31, 2022 and 2021 were as follows:
	Year Ended 3-31-22		Year Ended 3-31-21
	Shares	Amount	Shares	Amount
Class A shares
Sold	3,015,150	$36,401,031	4,201,152	$43,177,068
Distributions reinvested	2,824,661	32,215,794	751,659	7,812,460
Repurchased	(4,770,589)	(57,329,434)	(7,791,441)	(80,038,962)
Net increase (decrease)	1,069,222	$11,287,391	(2,838,630)	$(29,049,434)
Class B shares
Sold	—	—	10	$85
Distributions reinvested	—	—	587	5,650
Repurchased	—	—	(97,457)	(974,795)
Net decrease	—	—	(96,860)	$(969,060)
Class C shares
Sold	83,473	$1,015,839	65,566	$667,126
Distributions reinvested	189,547	2,166,335	69,731	713,734
Repurchased	(997,554)	(12,084,573)	(2,755,813)	(28,402,815)
Net decrease	(724,534)	$(8,902,399)	(2,620,516)	$(27,021,955)
Class I shares
Sold	3,698,341	$44,567,858	10,347,471	$106,008,666
Distributions reinvested	3,406,422	39,064,398	1,702,358	17,544,070
Repurchased	(8,399,789)	(101,694,539)	(48,411,827)	(533,916,191)
Net decrease	(1,295,026)	$(18,062,283)	(36,361,998)	$(410,363,455)
Class R2 shares
Sold	3,669	$44,542	6,371	$65,071
Distributions reinvested	5,730	65,704	1,425	14,882
Repurchased	(12,195)	(145,153)	(18,289)	(184,126)
Net decrease	(2,796)	$(34,907)	(10,493)	$(104,173)
Class R6 shares
Sold	3,409,256	$41,045,942	4,503,509	$46,050,096
Distributions reinvested	2,515,129	28,795,195	781,802	8,123,971
Repurchased	(5,386,820)	(64,974,727)	(10,376,583)	(106,946,272)
Net increase (decrease)	537,565	$4,866,410	(5,091,272)	$(52,772,205)
ANNUAL REPORT | JOHN HANCOCK Global Shareholder Yield Fund	31

	Year Ended 3-31-22		Year Ended 3-31-21
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	204,103	$2,488,455	954,449	$9,185,908
Distributions reinvested	1,051,033	12,045,777	931,068	9,486,100
Repurchased	(2,055,384)	(24,834,704)	(29,323,493)	(332,289,801)
Net decrease	(800,248)	$(10,300,472)	(27,437,976)	$(313,617,793)
Total net decrease	(1,215,817)	$(21,146,260)	(74,457,745)	$(833,898,075)
Affiliates of the fund owned 100% of shares of Class NAV on March 31, 2022. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
On June 25, 2020, the Board of Trustees approved redesignations of certain share classes. As a result of the redesignations, Class B was terminated, and shareholders in this class became shareholders of the respective class identified below, with the same or lower total net expenses. The following amount is included in the amount repurchased of the terminated class and the amount sold of the redesignated class.
Redesignation	Effective date	Amount
Class B shares as Class A shares	October 14, 2020	$465,619
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $266,079,476 and $372,684,148, respectively, for the year ended March 31, 2022.
Note 7—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At March 31, 2022, funds within the John Hancock group of funds complex held 9.8% of the fund’s net assets. There were no individual affiliated funds with an ownership of 5% or more of the fund’s net assets.
Note 8—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	707,245	$7,654,844	$276,135,113	$(276,712,718)	$(20)	$(5,617)	$181,894	$1,181	$7,071,602

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
32	JOHN HANCOCK Global Shareholder Yield Fund | ANNUAL REPORT

Note 9—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
ANNUAL REPORT | JOHN HANCOCK Global Shareholder Yield Fund	33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds III and Shareholders of John Hancock Global Shareholder Yield Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Global Shareholder Yield Fund (one of the funds constituting John Hancock Funds III, referred to hereafter as the "Fund") as of March 31, 2022, the related statement of operations for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the four years in the period ended March 31, 2022, for the period March 1, 2018 through March 31, 2018 and for the one year in the period ended February 28, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2022 and the financial highlights for each of the four years in the period ended March 31, 2022, for the period March 1, 2018 through March 31, 2018 and for the one year in the period ended February 28, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
May 9, 2022
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
34	JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND | ANNUAL REPORT

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended March 31, 2022.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund paid $89,060,631 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND	35

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Global Shareholder Yield Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Epoch Investment Partners, Inc. (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing COVID-19 Coronavirus pandemic and amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 22-24, 2022 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2021 through December 31, 2021, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination; (5) Compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2021 and key initiatives for 2022.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
36	JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND | ANNUAL REPORT

•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of the Fund.
ANNUAL REPORT | JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND	37

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	191
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	191
Trustee
Foresters Financial, Chief Executive Officer (since 2018) and board member (since 2017). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	191
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham,[2] Born: 1944	2006	191
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2012	191
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Deborah C. Jackson, Born: 1952	2008	191
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
38	JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Steven R. Pruchansky, Born: 1944	2006	191
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	191
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2008	191
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	191
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
ANNUAL REPORT | JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND	39

Non-Independent Trustees[3] (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Marianne Harrison, Born: 1963	2018	191
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
40	JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND | ANNUAL REPORT

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT | JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND	41

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
† Non-Independent Trustee
* Member of the Audit Committee
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Epoch Investment Partners, Inc.
Portfolio Managers
William W. Priest, CFA
John M. Tobin, Ph.D., CFA
Kera Van Valen, CFA
Michael A.Welhoelter, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
42	JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
John Hancock Preferred Income ETF
ENVIRONMENTAL,SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Global Shareholder Yield Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2123385	320A 3/22
5/2022

Annual report
John Hancock
International Growth Fund
International equity
March 31, 2022

A message to shareholders
Dear shareholder,
Global equities delivered positive performance for the 12 months ended March 31, 2022, but most of the gain occurred in the first half of the period. During this time, stocks generally moved higher behind a backdrop of steady economic growth, robust corporate earnings, and supportive central bank policy. The picture changed from late November onward, as rising inflation prompted the U.S. Federal Reserve and other central banks to wind down their quantitative easing policies and begin raising interest rates in March 2022. The conflict between Russia and Ukraine further weighed on sentiment by creating uncertainty about the economy and fueling expectations for still-higher inflation. Although markets sold off sharply after the start of the clash, they recovered much of the lost ground by the end of the reporting period.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
International Growth Fund

2	Your fund at a glance
4	Management’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
13	Financial statements
16	Financial highlights
24	Notes to financial statements
34	Report of independent registered public accounting firm
35	Tax information
36	Statement regarding liquidity risk management
38	Trustees and Officers
42	More information
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL GROWTH FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks high total return primarily through capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/2022 (%)

The MSCI All Country World (ACWI) ex USA Growth Index tracks the performance of growth stocks in the developed and emerging markets, excluding the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK INTERNATIONAL GROWTH FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

International stocks started strong, but faltered toward the end of the period
Global stocks struggled amid increasing geopolitical turmoil, tighter monetary policy alongside rising inflation, and worries about global economic growth.
The fund underperformed its benchmark
The fund posted a negative return and lagged its benchmark, the MSCI All Country World ex USA Growth Index.
Weak security selection was a key detractor
Stock picking in the financials, utilities, communication services, and consumer discretionary sectors was the main challenge behind performance.
SECTOR COMPOSITION AS OF 3/31/2022 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL GROWTH FUND	3

Management’s discussion of fund performance
How did the fund perform during the 12 months ended March 31, 2022?
In a challenging environment for international equity investors, the fund produced a negative return that lagged the loss produced by its benchmark. The largest challenge for the fund’s relative performance was weak security selection in the financials, utilities, communication services, and consumer discretionary sectors. An underweight in the strong-performing materials sector also hampered results. Strong stock picking in healthcare added value, as did an overweight in the outperforming financials sector.
Which individual stocks detracted and contributed the most to performance?
Tencent Holdings, Ltd. a leading Chinese internet media company, was the fund’s top relative detractor. Its shares underperformed due to governmental regulatory pressure surrounding monopolistic behavior and the gaming industry in China. Tencent also faces a record fine for violating the country’s anti-money-laundering regulations. Also detracting was Nuvei Corp., a Canadian provider of global payment solutions, whose shares fell sharply after a short seller accused the company of business misdealing. We sold the fund’s holdings in Nuvei prior to
TOP 10 HOLDINGS AS OF 3/31/2022 (% of net assets)
Taiwan Semiconductor Manufacturing Company, Ltd.	6.2
Tencent Holdings, Ltd.	3.8
Roche Holding AG	3.4
AstraZeneca PLC	3.0
Nestle SA	2.9
Sony Group Corp.	2.8
Hoya Corp.	2.1
Airbus SE	2.1
ICON PLC	2.0
Aon PLC, Class A	2.0
TOTAL	30.3
Cash and cash equivalents are not included.
TOP 10 COUNTRIES AS OF 3/31/2022 (% of net assets)
United Kingdom	12.2
France	10.9
Switzerland	10.0
China	9.0
Japan	8.9
Taiwan	7.8
India	5.6
Ireland	5.0
Canada	4.1
Germany	3.2
TOTAL	76.7
Cash and cash equivalents are not included.
4	JOHN HANCOCK INTERNATIONAL GROWTH FUND | ANNUAL REPORT

period end. An out-of-benchmark position in Food & Life Companies, Ltd., a Japan-based sushi-chain-restaurant operator, also detracted from relative performance.
The fund’s top relative contributor was Novo Nordisk A/S, a Danish pharmaceutical company. Its shares outperformed as the firm’s obesity care drugs continued to do well, particularly in the U.S. market; we sold the fund’s holdings in Novo Nordisk prior to period end. Other positions that added to performance were an out-of-benchmark position in Infosys, Ltd., an Indian information-technology and software-services company, and AstraZeneca PLC, a U.K.-based pharmaceutical manufacturer.
How was the fund positioned at the end of the period?
We increased the fund’s exposure to the communication services, healthcare, and consumer staples sectors and decreased its weighting in information technology and consumer discretionary stocks. The fund’s largest sector overweights were in the financials and industrials sectors; its largest underweights were in the materials and consumer staples sectors. From a regional perspective, the fund’s largest overweights were in the United Kingdom and developed Europe, while its largest underweights were in emerging markets and Japan.
Can you tell us about new additions to the management team?
Effective August 1, 2021, we added two portfolio managers to the team, Terry (Zhaohuan) Tian, CFA, and Alvaro Llavero.
MANAGED BY

John A. Boselli, CFA
Terry (Zhaohuan) Tian, CFA
Alvaro Llavero
The views expressed in this report are exclusively those of the portfolio management team at Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL GROWTH FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2022

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	-13.03	8.56	8.57	50.79	127.66
Class C	-9.88	8.92	8.36	53.30	123.25
Class I1	-8.19	10.01	9.48	61.12	147.42
Class R2[1,2]	-8.55	9.58	9.06	58.01	137.96
Class R4[1,2]	-8.31	9.87	9.25	60.09	142.27
Class R6[1,2]	-8.09	10.13	9.46	62.04	146.84
Class 1[1]	-8.10	10.09	9.56	61.71	149.29
Class NAV[1,2]	-8.08	10.14	9.45	62.09	146.59
Index 1†	-6.16	8.60	6.70	51.05	91.29
Index 2†	1.16	6.72	6.27	38.41	83.74
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, Class 1, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until July 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class 1	Class NAV
Gross (%)	1.29	1.99	0.99	1.38	1.23	0.88	0.92	0.87
Net (%)	1.28	1.98	0.98	1.37	1.12	0.88	0.91	0.86
Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index 1 is the MSCI All Country World ex-USA Growth Index; Index 2 is the MSCI EAFE Index.
See the following page for footnotes.
6	JOHN HANCOCK INTERNATIONAL GROWTH FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock International Growth Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class C3	3-31-12	22,325	22,325	19,129	18,374
Class I1	3-31-12	24,742	24,742	19,129	18,374
Class R2[1,2]	3-31-12	23,796	23,796	19,129	18,374
Class R4[1,2]	3-31-12	24,227	24,227	19,129	18,374
Class R6[1,2]	3-31-12	24,684	24,684	19,129	18,374
Class 1[1]	3-31-12	24,929	24,929	19,129	18,374
Class NAV[1,2]	3-31-12	24,659	24,659	19,129	18,374
The MSCI All Country World (ACWI) ex USA Growth Index tracks the performance of growth stocks in the developed and emerging markets, excluding the United States.
The MSCI Europe, Australasia, and Far East (EAFE) Index tracks the performance of publicly traded large- and mid-cap stocks of companies in those regions.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectuses.
[2]	Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. Class NAV shares were first offered on 6-2-15. The returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[3]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL GROWTH FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on October 1, 2021, with the same investment held until March 31, 2022.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2022, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on October 1, 2021, with the same investment held until March 31, 2022. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK INTERNATIONAL GROWTH FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 10-1-2021	Ending value on 3-31-2022	Expenses paid during period ended 3-31-2022[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$881.60	$6.00	1.28%
	Hypothetical example	1,000.00	1,018.50	6.44	1.28%
Class C	Actual expenses/actual returns	1,000.00	878.70	9.27	1.98%
	Hypothetical example	1,000.00	1,015.10	9.95	1.98%
Class I	Actual expenses/actual returns	1,000.00	883.00	4.60	0.98%
	Hypothetical example	1,000.00	1,020.00	4.94	0.98%
Class R2	Actual expenses/actual returns	1,000.00	881.30	6.47	1.38%
	Hypothetical example	1,000.00	1,018.10	6.94	1.38%
Class R4	Actual expenses/actual returns	1,000.00	882.50	5.30	1.13%
	Hypothetical example	1,000.00	1,019.30	5.69	1.13%
Class R6	Actual expenses/actual returns	1,000.00	883.60	4.13	0.88%
	Hypothetical example	1,000.00	1,020.50	4.43	0.88%
Class 1	Actual expenses/actual returns	1,000.00	883.40	4.32	0.92%
	Hypothetical example	1,000.00	1,020.30	4.63	0.92%
Class NAV	Actual expenses/actual returns	1,000.00	883.60	4.09	0.87%
	Hypothetical example	1,000.00	1,020.60	4.38	0.87%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL GROWTH FUND	9

Fund’s investments
AS OF 3-31-22
	Shares	Value
Common stocks 97.1%		$11,189,909,999
(Cost $10,004,731,043)
Australia 1.8%		204,347,425
Goodman Group	12,022,877	204,347,425
Austria 1.6%		184,695,845
Erste Group Bank AG	5,064,781	184,695,845
Belgium 0.9%		107,339,925
KBC Group NV	1,496,035	107,339,925
Canada 4.1%		469,639,224
Brookfield Asset Management, Inc., Class A	3,692,123	208,742,354
Dollarama, Inc.	1,473,118	83,545,228
Royal Bank of Canada	1,610,841	177,351,642
China 9.0%		1,041,362,354
ENN Energy Holdings, Ltd.	10,677,799	159,482,870
Focus Media Information Technology Company, Ltd., Class A	129,756,802	124,164,848
Li Ning Company, Ltd.	22,058,196	187,304,030
Tencent Holdings, Ltd.	9,497,869	437,798,029
Zhongsheng Group Holdings, Ltd.	18,860,500	132,612,577
Denmark 1.3%		155,509,937
DSV A/S	811,403	155,509,937
France 10.9%		1,251,645,878
Airbus SE	1,978,419	238,734,108
Bureau Veritas SA	6,194,240	176,604,207
Capgemini SE	910,000	201,932,926
Publicis Groupe SA	2,057,905	124,902,454
Safran SA	1,600,480	188,434,344
Schneider Electric SE	1,235,872	207,492,097
Thales SA	906,652	113,545,742
Germany 3.2%		373,471,961
Brenntag SE	2,263,278	182,492,498
Siemens AG	1,379,231	190,979,463
Hong Kong 2.1%		241,287,790
CK Asset Holdings, Ltd.	2,467,000	16,863,008
Hong Kong Exchanges & Clearing, Ltd.	4,787,900	224,424,782
India 5.6%		641,577,041
Bharti Airtel, Ltd. (A)	20,805,965	206,839,953
Bharti Airtel, Ltd., Partly Paid Up Shares (A)	1,078,696	5,594,232
Housing Development Finance Corp., Ltd.	4,235,170	132,120,961
10	JOHN HANCOCK INTERNATIONAL GROWTH FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
India (continued)
Infosys, Ltd.	4,779,348	$119,772,307
ITC, Ltd.	53,853,930	177,249,588
Indonesia 1.5%		177,651,975
Bank Rakyat Indonesia Persero Tbk PT	232,536,180	75,105,637
Telkom Indonesia Persero Tbk PT	322,319,400	102,546,338
Ireland 5.0%		578,260,889
Accenture PLC, Class A	657,837	221,842,372
AerCap Holdings NV (A)	2,615,738	131,519,307
ICON PLC (A)	924,674	224,899,210
Italy 1.1%		132,238,818
Moncler SpA	2,383,446	132,238,818
Japan 8.9%		1,023,837,680
Astellas Pharma, Inc.	8,086,800	126,355,407
Food & Life Companies, Ltd.	4,066,500	113,422,863
Hoya Corp.	2,110,000	240,451,139
KDDI Corp.	6,698,200	219,611,490
Sony Group Corp.	3,149,400	323,996,781
Netherlands 2.4%		273,563,686
NXP Semiconductors NV	721,547	133,543,919
Wolters Kluwer NV	1,313,420	140,019,767
Portugal 1.7%		191,254,391
Jeronimo Martins SGPS SA	7,972,231	191,254,391
Singapore 1.2%		140,783,429
United Overseas Bank, Ltd.	6,016,900	140,783,429
Sweden 2.8%		327,538,048
Sandvik AB	8,466,321	179,848,649
Volvo AB, B Shares	7,916,732	147,689,399
Switzerland 10.0%		1,148,948,226
Julius Baer Group, Ltd.	2,097,431	121,429,747
Nestle SA	2,609,053	339,225,585
Novartis AG	1,876,451	164,736,551
Roche Holding AG	985,869	390,070,763
UBS Group AG	6,830,944	133,485,580
Taiwan 7.8%		897,992,741
MediaTek, Inc.	5,921,364	184,276,029
Taiwan Semiconductor Manufacturing Company, Ltd.	34,792,501	713,716,712
United Kingdom 12.2%		1,402,292,689
Allfunds Group PLC (A)	7,486,423	85,757,319
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL GROWTH FUND	11

	Shares	Value
United Kingdom (continued)
Anglo American PLC	3,831,686	$199,102,948
AstraZeneca PLC	2,643,411	350,549,761
B&M European Value Retail SA	22,896,969	160,193,679
British American Tobacco PLC	4,641,076	194,911,713
GlaxoSmithKline PLC	6,656,905	144,034,726
Intermediate Capital Group PLC	6,066,427	140,844,308
WPP PLC	9,695,727	126,898,235
United States 2.0%		224,670,047
Aon PLC, Class A	689,955	224,670,047

	Par value^	Value
Short-term investments 2.7%		$310,900,000
(Cost $310,900,000)
Repurchase agreement 2.7%		310,900,000
Bank of America Corp. Tri-Party Repurchase Agreement dated 3-31-22 at 0.300% to be repurchased at $119,300,994 on 4-1-22, collateralized by $122,675,130 Government National Mortgage Association, 3.000% due 3-20-52 (valued at $121,686,000)	119,300,000	119,300,000
Societe Generale SA Tri-Party Repurchase Agreement dated 3-31-22 at 0.295% to be repurchased at $191,601,570 on 4-1-22, collateralized by $1,546,548 Federal Home Loan Mortgage Corp., 2.500% - 5.342% due 11-1-30 to 12-1-50 (valued at $1,551,032), $42,571,439 Federal National Mortgage Association, 1.468% - 4.500% due 11-1-26 to 3-1-52 (valued at $42,697,462), $23,227,881 Government National Mortgage Association, 1.875% - 3.000% due 5-20-27 to 4-20-49 (valued at $23,043,849), $243,000 U.S. Treasury Bills, 0.000% due 4-5-22 to 6-28-22 (valued at $242,995), $94,647,508 U.S. Treasury Bonds, 3.875% - 6.375% due 8-15-23 to 8-15-40 (valued at $121,373,000) and $6,556,500 U.S. Treasury Notes, 0.375% - 2.875% due 5-31-23 to 3-31-29 (valued at $6,523,699)	191,600,000	191,600,000

Total investments (Cost $10,315,631,043) 99.8%	$11,500,809,999
Other assets and liabilities, net 0.2%	19,949,010
Total net assets 100.0%	$11,520,759,009

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
(A)	Non-income producing security.
At 3-31-22, the aggregate cost of investments for federal income tax purposes was $10,416,632,804. Net unrealized appreciation aggregated to $1,084,177,195, of which $1,665,218,507 related to gross unrealized appreciation and $581,041,312 related to gross unrealized depreciation.
12	JOHN HANCOCK INTERNATIONAL GROWTH FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 3-31-22

Assets
Unaffiliated investments, at value (Cost $10,315,631,043)	$11,500,809,999
Cash	37,734
Foreign currency, at value (Cost $761,489)	761,013
Dividends and interest receivable	43,331,095
Receivable for fund shares sold	18,661,458
Receivable for investments sold	81,408,394
Other assets	513,317
Total assets	11,645,523,010
Liabilities
Foreign capital gains tax payable	8,346,844
Payable for investments purchased	98,349,455
Payable for fund shares repurchased	14,785,723
Payable to affiliates
Accounting and legal services fees	381,584
Transfer agent fees	787,773
Distribution and service fees	11,687
Trustees’ fees	12,136
Other liabilities and accrued expenses	2,088,799
Total liabilities	124,764,001
Net assets	$11,520,759,009
Net assets consist of
Paid-in capital	$9,953,214,684
Total distributable earnings (loss)	1,567,544,325
Net assets	$11,520,759,009

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($642,421,468 ÷ 21,421,816 shares)[1]	$29.99
Class C ($170,710,535 ÷ 5,904,665 shares)[1]	$28.91
Class I ($7,375,609,559 ÷ 245,099,922 shares)	$30.09
Class R2 ($38,365,459 ÷ 1,278,873 shares)	$30.00
Class R4 ($44,848,783 ÷ 1,491,201 shares)	$30.08
Class R6 ($2,333,473,336 ÷ 77,455,954 shares)	$30.13
Class 1 ($71,184,985 ÷ 2,366,909 shares)	$30.08
Class NAV ($844,144,884 ÷ 28,066,682 shares)	$30.08
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$31.57

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Growth Fund	13

STATEMENT OF OPERATIONS For the year ended 3-31-22

Investment income
Dividends	$242,918,337
Interest	86,951
Securities lending	1,243,767
Less foreign taxes withheld	(24,836,315)
Total investment income	219,412,740
Expenses
Investment management fees	107,485,680
Distribution and service fees	4,767,144
Accounting and legal services fees	1,754,353
Transfer agent fees	11,178,123
Trustees’ fees	223,987
Custodian fees	5,065,631
State registration fees	291,971
Printing and postage	518,486
Professional fees	423,788
Other	476,017
Total expenses	132,185,180
Less expense reductions	(1,262,899)
Net expenses	130,922,281
Net investment income	88,490,459
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	1,456,092,583[1]
Affiliated investments	(4,560)
1,456,088,023
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(2,602,084,959)
Affiliated investments	676
(2,602,084,283)
Net realized and unrealized loss	(1,145,996,260)
Decrease in net assets from operations	$(1,057,505,801)

[1]	Net of foreign taxes of $(8,503,577).
14	JOHN HANCOCK International Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 3-31-22	Year ended 3-31-21
Increase (decrease) in net assets
From operations
Net investment income	$88,490,459	$15,010,934
Net realized gain	1,456,088,023	1,176,128,200
Change in net unrealized appreciation (depreciation)	(2,602,084,283)	3,083,964,837
Increase (decrease) in net assets resulting from operations	(1,057,505,801)	4,275,103,971
Distributions to shareholders
From earnings
Class A	(98,141,315)	—
Class C	(27,915,106)	—
Class I	(1,189,339,940)	(16,083,934)
Class R2	(6,056,297)	—
Class R4	(6,621,487)	(13,891)
Class R6	(365,182,359)	(6,627,242)
Class 1	(11,223,078)	(221,773)
Class NAV	(132,920,326)	(3,455,885)
Total distributions	(1,837,399,908)	(26,402,725)
From fund share transactions	1,666,677,236	801,844,792
Total increase (decrease)	(1,228,228,473)	5,050,546,038
Net assets
Beginning of year	12,748,987,482	7,698,441,444
End of year	$11,520,759,009	$12,748,987,482
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Growth Fund	15

Financial highlights
CLASS A SHARES Period ended	3-31-22	3-31-21	3-31-20	3-31-19	3-31-18[1]	2-28-18
Per share operating performance
Net asset value, beginning of period	$37.88	$24.58	$26.79	$28.52	$28.43	$21.69
Net investment income (loss)[2]	0.14	(0.04)	0.13	0.19	0.02	0.11
Net realized and unrealized gain (loss) on investments	(2.80)	13.34	(2.22)	(1.31)	0.07	6.69
Total from investment operations	(2.66)	13.30	(2.09)	(1.12)	0.09	6.80
Less distributions
From net investment income	(0.17)	—	(0.12)	(0.15)	—	(0.06)
From net realized gain	(5.06)	—	—	(0.46)	—	—
Total distributions	(5.23)	—	(0.12)	(0.61)	—	(0.06)
Net asset value, end of period	$29.99	$37.88	$24.58	$26.79	$28.52	$28.43
Total return (%)[3,4]	(8.46)	54.11	(7.87)	(3.69)	0.32[5]	31.38
Ratios and supplemental data
Net assets, end of period (in millions)	$642	$670	$456	$609	$827	$803
Ratios (as a percentage of average net assets):
Expenses before reductions	1.29	1.29	1.30	1.28	1.29[6]	1.29
Expenses including reductions	1.28	1.28	1.29	1.28	1.28[6]	1.28
Net investment income (loss)	0.37	(0.14)	0.45	0.72	0.69[6]	0.41
Portfolio turnover (%)	78	78	80	98	4	65

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
16	JOHN HANCOCK International Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	3-31-22	3-31-21	3-31-20	3-31-19	3-31-18[1]	2-28-18
Per share operating performance
Net asset value, beginning of period	$36.78	$24.03	$26.27	$28.00	$27.93	$21.40
Net investment loss[2]	(0.12)	(0.26)	(0.06)	—[3]	—[3]	(0.09)
Net realized and unrealized gain (loss) on investments	(2.69)	13.01	(2.18)	(1.27)	0.07	6.62
Total from investment operations	(2.81)	12.75	(2.24)	(1.27)	0.07	6.53
Less distributions
From net realized gain	(5.06)	—	—	(0.46)	—	—
Total distributions	(5.06)	—	—	(0.46)	—	—
Net asset value, end of period	$28.91	$36.78	$24.03	$26.27	$28.00	$27.93
Total return (%)[4,5]	(9.10)	53.06	(8.53)	(4.37)	0.25[6]	30.51
Ratios and supplemental data
Net assets, end of period (in millions)	$171	$224	$181	$263	$349	$333
Ratios (as a percentage of average net assets):
Expenses before reductions	1.99	1.99	2.00	1.98	1.99[7]	1.99
Expenses including reductions	1.98	1.98	1.99	1.98	1.98[7]	1.98
Net investment loss	(0.32)	(0.81)	(0.24)	(0.01)	(0.01)[7]	(0.33)
Portfolio turnover (%)	78	78	80	98	4	65

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Does not reflect the effect of sales charges, if any.
[6]	Not annualized.
[7]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Growth Fund	17

CLASS I SHARES Period ended	3-31-22	3-31-21	3-31-20	3-31-19	3-31-18[1]	2-28-18
Per share operating performance
Net asset value, beginning of period	$38.00	$24.63	$26.84	$28.59	$28.49	$21.72
Net investment income[2]	0.25	0.05	0.21	0.24	0.02	0.18
Net realized and unrealized gain (loss) on investments	(2.81)	13.40	(2.22)	(1.30)	0.08	6.72
Total from investment operations	(2.56)	13.45	(2.01)	(1.06)	0.10	6.90
Less distributions
From net investment income	(0.29)	(0.08)	(0.20)	(0.23)	—	(0.13)
From net realized gain	(5.06)	—	—	(0.46)	—	—
Total distributions	(5.35)	(0.08)	(0.20)	(0.69)	—	(0.13)
Net asset value, end of period	$30.09	$38.00	$24.63	$26.84	$28.59	$28.49
Total return (%)[3]	(8.19)	54.62	(7.61)	(3.45)	0.35[4]	31.82
Ratios and supplemental data
Net assets, end of period (in millions)	$7,376	$8,176	$4,677	$5,576	$5,631	$5,424
Ratios (as a percentage of average net assets):
Expenses before reductions	0.99	0.99	1.00	1.00	1.00[5]	0.99
Expenses including reductions	0.98	0.98	0.99	0.99	0.99[5]	0.98
Net investment income	0.66	0.14	0.74	0.89	0.98[5]	0.70
Portfolio turnover (%)	78	78	80	98	4	65

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
18	JOHN HANCOCK International Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R2 SHARES Period ended	3-31-22	3-31-21	3-31-20	3-31-19	3-31-18[1]	2-28-18
Per share operating performance
Net asset value, beginning of period	$37.89	$24.60	$26.82	$28.55	$28.45	$21.71
Net investment income (loss)[2]	0.11	(0.08)	0.12	0.15	0.02	0.13
Net realized and unrealized gain (loss) on investments	(2.81)	13.37	(2.25)	(1.30)	0.08	6.65
Total from investment operations	(2.70)	13.29	(2.13)	(1.15)	0.10	6.78
Less distributions
From net investment income	(0.13)	—	(0.09)	(0.12)	—	(0.04)
From net realized gain	(5.06)	—	—	(0.46)	—	—
Total distributions	(5.19)	—	(0.09)	(0.58)	—	(0.04)
Net asset value, end of period	$30.00	$37.89	$24.60	$26.82	$28.55	$28.45
Total return (%)[3]	(8.55)	54.02	(7.98)	(3.81)	0.35[4]	31.23
Ratios and supplemental data
Net assets, end of period (in millions)	$38	$50	$30	$43	$43	$37
Ratios (as a percentage of average net assets):
Expenses before reductions	1.38	1.38	1.39	1.38	1.32[5]	1.40
Expenses including reductions	1.37	1.37	1.38	1.37	1.31[5]	1.39
Net investment income (loss)	0.29	(0.23)	0.41	0.54	0.71[5]	0.49
Portfolio turnover (%)	78	78	80	98	4	65

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Growth Fund	19

CLASS R4 SHARES Period ended	3-31-22	3-31-21	3-31-20	3-31-19	3-31-18[1]	2-28-18
Per share operating performance
Net asset value, beginning of period	$37.98	$24.62	$26.84	$28.57	$28.48	$21.72
Net investment income (loss)[2]	0.20	(0.05)	0.16	0.22	0.02	0.17
Net realized and unrealized gain (loss) on investments	(2.81)	13.46	(2.22)	(1.30)	0.07	6.69
Total from investment operations	(2.61)	13.41	(2.06)	(1.08)	0.09	6.86
Less distributions
From net investment income	(0.23)	(0.05)	(0.16)	(0.19)	—	(0.10)
From net realized gain	(5.06)	—	—	(0.46)	—	—
Total distributions	(5.29)	(0.05)	(0.16)	(0.65)	—	(0.10)
Net asset value, end of period	$30.08	$37.98	$24.62	$26.84	$28.57	$28.48
Total return (%)[3]	(8.31)	54.46	(7.77)	(3.53)	0.32[4]	31.60
Ratios and supplemental data
Net assets, end of period (in millions)	$45	$49	$7	$8	$8	$9
Ratios (as a percentage of average net assets):
Expenses before reductions	1.22	1.21	1.24	1.24	1.25[5]	1.24
Expenses including reductions	1.11	1.10	1.13	1.13	1.14[5]	1.13
Net investment income (loss)	0.54	(0.13)	0.58	0.80	0.83[5]	0.64
Portfolio turnover (%)	78	78	80	98	4	65

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
20	JOHN HANCOCK International Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	3-31-22	3-31-21	3-31-20	3-31-19	3-31-18[1]	2-28-18
Per share operating performance
Net asset value, beginning of period	$38.04	$24.65	$26.86	$28.61	$28.50	$21.73
Net investment income[2]	0.29	0.08	0.24	0.27	0.03	0.05
Net realized and unrealized gain (loss) on investments	(2.81)	13.42	(2.22)	(1.30)	0.08	6.88
Total from investment operations	(2.52)	13.50	(1.98)	(1.03)	0.11	6.93
Less distributions
From net investment income	(0.33)	(0.11)	(0.23)	(0.26)	—	(0.16)
From net realized gain	(5.06)	—	—	(0.46)	—	—
Total distributions	(5.39)	(0.11)	(0.23)	(0.72)	—	(0.16)
Net asset value, end of period	$30.13	$38.04	$24.65	$26.86	$28.61	$28.50
Total return (%)[3]	(8.09)	54.79	(7.52)	(3.32)	0.39[4]	31.91
Ratios and supplemental data
Net assets, end of period (in millions)	$2,333	$2,441	$1,434	$1,836	$1,795	$1,702
Ratios (as a percentage of average net assets):
Expenses before reductions	0.88	0.88	0.89	0.89	0.89[5]	0.90
Expenses including reductions	0.87	0.88	0.88	0.88	0.88[5]	0.89
Net investment income	0.78	0.25	0.85	1.01	1.09[5]	0.16
Portfolio turnover (%)	78	78	80	98	4	65

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Growth Fund	21

CLASS 1 SHARES Period ended	3-31-22	3-31-21	3-31-20	3-31-19	3-31-18[1]	2-28-18
Per share operating performance
Net asset value, beginning of period	$37.98	$24.62	$26.83	$28.57	$28.47	$21.71
Net investment income[2]	0.28	0.08	0.23	0.28	0.03	0.21
Net realized and unrealized gain (loss) on investments	(2.80)	13.38	(2.22)	(1.30)	0.07	6.70
Total from investment operations	(2.52)	13.46	(1.99)	(1.02)	0.10	6.91
Less distributions
From net investment income	(0.32)	(0.10)	(0.22)	(0.26)	—	(0.15)
From net realized gain	(5.06)	—	—	(0.46)	—	—
Total distributions	(5.38)	(0.10)	(0.22)	(0.72)	—	(0.15)
Net asset value, end of period	$30.08	$37.98	$24.62	$26.83	$28.57	$28.47
Total return (%)[3]	(8.10)	54.68	(7.55)	(3.32)	0.35[4]	31.86
Ratios and supplemental data
Net assets, end of period (in millions)	$71	$83	$59	$78	$93	$91
Ratios (as a percentage of average net assets):
Expenses before reductions	0.92	0.92	0.93	0.92	0.92[5]	0.93
Expenses including reductions	0.91	0.91	0.92	0.92	0.92[5]	0.92
Net investment income	0.74	0.23	0.82	1.05	1.06[5]	0.79
Portfolio turnover (%)	78	78	80	98	4	65

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
22	JOHN HANCOCK International Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	3-31-22	3-31-21	3-31-20	3-31-19	3-31-18[1]	2-28-18
Per share operating performance
Net asset value, beginning of period	$37.99	$24.62	$26.82	$28.57	$28.47	$21.71
Net investment income[2]	0.30	0.10	0.24	0.29	0.03	0.23
Net realized and unrealized gain (loss) on investments	(2.81)	13.38	(2.21)	(1.31)	0.07	6.69
Total from investment operations	(2.51)	13.48	(1.97)	(1.02)	0.10	6.92
Less distributions
From net investment income	(0.34)	(0.11)	(0.23)	(0.27)	—	(0.16)
From net realized gain	(5.06)	—	—	(0.46)	—	—
Total distributions	(5.40)	(0.11)	(0.23)	(0.73)	—	(0.16)
Net asset value, end of period	$30.08	$37.99	$24.62	$26.82	$28.57	$28.47
Total return (%)[3]	(8.08)	54.78	(7.51)	(3.27)	0.35[4]	31.91
Ratios and supplemental data
Net assets, end of period (in millions)	$844	$1,057	$854	$1,028	$1,136	$1,151
Ratios (as a percentage of average net assets):
Expenses before reductions	0.87	0.87	0.88	0.87	0.87[5]	0.88
Expenses including reductions	0.86	0.86	0.87	0.87	0.87[5]	0.87
Net investment income	0.80	0.30	0.87	1.06	1.10[5]	0.89
Portfolio turnover (%)	78	78	80	98	4	65

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Growth Fund	23

Notes to financial statements
Note 1—Organization
John Hancock International Growth Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek high total return primarily through capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
The fund is closed to new investors, except as provided in the fund’s prospectus.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair
24	JOHN HANCOCK International Growth Fund | ANNUAL REPORT

value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of March 31, 2022, by major security category or type:
	Total value at 3-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Australia	$204,347,425	—	$204,347,425	—
Austria	184,695,845	—	184,695,845	—
Belgium	107,339,925	—	107,339,925	—
Canada	469,639,224	$469,639,224	—	—
China	1,041,362,354	—	1,041,362,354	—
Denmark	155,509,937	—	155,509,937	—
France	1,251,645,878	—	1,251,645,878	—
Germany	373,471,961	—	373,471,961	—
Hong Kong	241,287,790	—	241,287,790	—
India	641,577,041	—	641,577,041	—
Indonesia	177,651,975	—	177,651,975	—
Ireland	578,260,889	578,260,889	—	—
Italy	132,238,818	—	132,238,818	—
Japan	1,023,837,680	—	1,023,837,680	—
Netherlands	273,563,686	133,543,919	140,019,767	—
Portugal	191,254,391	—	191,254,391	—
Singapore	140,783,429	—	140,783,429	—
Sweden	327,538,048	—	327,538,048	—
ANNUAL REPORT | JOHN HANCOCK International Growth Fund	25

	Total value at 3-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Switzerland	1,148,948,226	—	$1,148,948,226	—
Taiwan	897,992,741	—	897,992,741	—
United Kingdom	1,402,292,689	—	1,402,292,689	—
United States	224,670,047	$224,670,047	—	—
Short-term investments	310,900,000	—	310,900,000	—
Total investments in securities	$11,500,809,999	$1,406,114,079	$10,094,695,920	—
Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in John Hancock Collateral Trust (JHCT), an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral. Effective November 19, 2021, JHCT converted to a prime money market fund.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a
26	JOHN HANCOCK International Growth Fund | ANNUAL REPORT

lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations. As of March 31, 2022, there were no securities on loan.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
There may be unexpected restrictions on investments or on exposures to investments in companies located in certain foreign countries, such as China. For example, on November 12, 2020, the President of the United States signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities or their derivatives of companies identified by the U.S. government as “Communist Chinese military companies.” As a result of forced sales of a security, or inability to participate in an investment the manager otherwise believes is attractive, a fund may incur losses.
Trading in certain Chinese securities through Hong Kong Stock Connect or Bond Connect, mutual market access programs that enable foreign investment in the People’s Republic of China, is subject to certain restrictions and risks. Securities offered through these programs may lose purchase eligibility and any changes in laws, regulations and policies impacting these programs may affect security prices, which could adversely affect the fund’s performance.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a
ANNUAL REPORT | JOHN HANCOCK International Growth Fund	27

combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended March 31, 2022, the fund had no borrowings under the line of credit. Commitment fees for the year ended March 31, 2022 were $51,434.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, net capital losses of $391,403,956 that are a result of security transactions occurring after October 31, 2021, are treated as occurring on April 1, 2022, the first day of the fund’s next taxable year.
Qualified late year ordinary losses of $19,159,554 are treated as occurring on April 1, 2022, the first day of the fund’s next taxable year.
As of March 31, 2022, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended March 31, 2022 and 2021 was as follows:
	March 31, 2022	March 31, 2021
Ordinary income	$240,643,249	$26,402,725
Long-term capital gains	1,596,756,659	—
Total	$1,837,399,908	$26,402,725
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of March 31, 2022, the components of distributable earnings on a tax basis consisted of $901,742,926 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
28	JOHN HANCOCK International Growth Fund | ANNUAL REPORT

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals, investment in passive foreign investment companies, foreign capital gains tax and treating a portion of the proceeds from redemptions as distributions for tax purposes.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to the sum of (a) 0.900% of the first $500 million of the fund’s average daily net assets; (b) 0.850% of the next $500 million of the fund’s average daily net assets, and (c) 0.800% of the fund’s average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended March 31, 2022, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended March 31, 2022, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$65,638
Class C	19,570
Class I	784,392
Class R2	4,323
Class R4	4,533
Class	Expense reduction
Class R6	$237,485
Class 1	7,556
Class NAV	89,554
Total	$1,213,051

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended March 31, 2022, were equivalent to a net annual effective rate of 0.80% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory
ANNUAL REPORT | JOHN HANCOCK International Growth Fund	29

reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended March 31, 2022, amounted to an annual rate of 0.01% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
Class 1	0.05%	—
The fund’s Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $49,848 for Class R4 shares for the year ended March 31, 2022.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $541,614 for the year ended March 31, 2022. Of this amount, $89,738 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $451,876 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended March 31, 2022, CDSCs received by the Distributor amounted to $94,585 and $4,503 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
30	JOHN HANCOCK International Growth Fund | ANNUAL REPORT

Class level expenses. Class level expenses for the year ended March 31, 2022 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$2,165,283	$825,234
Class C	2,153,469	245,958
Class I	—	9,860,835
Class R2	237,514	4,352
Class R4	169,320	4,527
Class R6	—	237,217
Class 1	41,558	—
Total	$4,767,144	$11,178,123
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Borrower	$157,928,571	7	0.540%	($16,583)
Note 5—Fund share transactions
Transactions in fund shares for the years ended March 31, 2022 and 2021 were as follows:
	Year Ended 3-31-22		Year Ended 3-31-21
	Shares	Amount	Shares	Amount
Class A shares
Sold	5,253,683	$196,670,262	4,314,116	$148,515,449
Distributions reinvested	2,823,464	94,529,556	—	—
Repurchased	(4,340,985)	(158,090,271)	(5,187,207)	(167,089,240)
Net increase (decrease)	3,736,162	$133,109,547	(873,091)	$(18,573,791)
Class B shares
Repurchased	—	—	(15,305)	$(474,248)
Net decrease	—	—	(15,305)	$(474,248)
Class C shares
Sold	292,252	$10,738,054	286,774	$9,643,678
Distributions reinvested	811,423	26,241,424	—	—
Repurchased	(1,288,020)	(45,807,208)	(1,714,528)	(53,564,881)
Net decrease	(184,345)	$(8,827,730)	(1,427,754)	$(43,921,203)
ANNUAL REPORT | JOHN HANCOCK International Growth Fund	31

	Year Ended 3-31-22		Year Ended 3-31-21
	Shares	Amount	Shares	Amount
Class I shares
Sold	64,526,823	$2,362,927,312	76,472,105	$2,482,696,311
Distributions reinvested	30,801,555	1,033,700,185	384,989	13,909,646
Repurchased	(65,386,239)	(2,317,490,127)	(51,587,007)	(1,660,981,670)
Net increase	29,942,139	$1,079,137,370	25,270,087	$835,624,287
Class R2 shares
Sold	204,886	$7,553,105	539,490	$19,250,334
Distributions reinvested	165,508	5,544,525	—	—
Repurchased	(410,303)	(15,409,480)	(425,995)	(13,201,543)
Net increase (decrease)	(39,909)	$(2,311,850)	113,495	$6,048,791
Class R4 shares
Sold	199,618	$7,093,777	1,089,847	$40,514,513
Distributions reinvested	197,303	6,621,487	385	13,891
Repurchased	(184,528)	(6,905,659)	(104,147)	(3,567,009)
Net increase	212,393	$6,809,605	986,085	$36,961,395
Class R6 shares
Sold	17,830,567	$657,899,168	19,710,307	$683,359,061
Distributions reinvested	10,788,979	362,401,816	182,317	6,592,599
Repurchased	(15,345,428)	(551,328,996)	(13,883,531)	(463,039,348)
Net increase	13,274,118	$468,971,988	6,009,093	$226,912,312
Class 1 shares
Sold	204,864	$7,854,829	288,940	$9,867,603
Distributions reinvested	334,618	11,223,078	6,142	221,773
Repurchased	(344,923)	(12,992,669)	(514,071)	(17,179,225)
Net increase (decrease)	194,559	$6,085,238	(218,989)	$(7,089,849)
Class NAV shares
Sold	1,185,055	$41,937,327	4,051,520	$120,286,768
Distributions reinvested	3,963,039	132,920,326	95,704	3,455,885
Repurchased	(4,907,059)	(191,154,585)	(11,021,377)	(357,385,555)
Net increase (decrease)	241,035	$(16,296,932)	(6,874,153)	$(233,642,902)
Total net increase	47,376,152	$1,666,677,236	22,969,468	$801,844,792
Affiliates of the fund owned 100% and 77% of shares of Class 1 and Class NAV, respectively, on March 31, 2022. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
32	JOHN HANCOCK International Growth Fund | ANNUAL REPORT

On June 25, 2020, the Board of Trustees approved redesignations of certain share classes. As a result of the redesignations, Class B was terminated, and shareholders in this class became shareholders of the respective class identified below, with the same or lower total net expenses. The following amount is included in the amount repurchased of the terminated class and the amount sold of the redesignated class.
Redesignation	Effective date	Amount
Class B shares as Class A shares	October 14, 2020	$195,520
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $10,134,741,948 and $10,442,444,266, respectively, for the year ended March 31, 2022.
Note 7—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At March 31, 2022, funds within the John Hancock group of funds complex held 5.6% of the fund’s net assets. There were no individual affiliated funds with an ownership of 5% or more of the fund’s net assets.
Note 8—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	—	$190,573,255	$1,027,253,258	$(1,217,822,629)	$(4,560)	$676	$1,243,767	—	—

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 9—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
ANNUAL REPORT | JOHN HANCOCK International Growth Fund	33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds III and Shareholders of John Hancock International Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock International Growth Fund (one of the funds constituting John Hancock Funds III, referred to hereafter as the "Fund") as of March 31, 2022, the related statement of operations for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the four years in the period ended March 31, 2022, for the period March 1, 2018 through March 31, 2018 and for the one year in the period ended February 28, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2022 and the financial highlights for each of the four years in the period ended March 31, 2022, for the period March 1, 2018 through March 31, 2018 and for the one year in the period ended February 28, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
May 9, 2022
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
34	JOHN HANCOCK INTERNATIONAL GROWTH FUND | ANNUAL REPORT

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended March 31, 2022.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
Income derived from foreign sources was $251,547,856. The fund intends to pass through foreign tax credits of $32,956,276.
The fund paid $1,626,919,210 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL GROWTH FUND	35

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock International Growth Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Wellington Management Company LLP (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing COVID-19 Coronavirus pandemic and amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 22-24, 2022 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2021 through December 31, 2021, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination; (5) Compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2021 and key initiatives for 2022.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
36	JOHN HANCOCK INTERNATIONAL GROWTH FUND | ANNUAL REPORT

•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of the Fund.
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL GROWTH FUND	37

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	191
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	191
Trustee
Foresters Financial, Chief Executive Officer (since 2018) and board member (since 2017). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	191
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham,[2] Born: 1944	2006	191
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2012	191
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Deborah C. Jackson, Born: 1952	2008	191
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
38	JOHN HANCOCK INTERNATIONAL GROWTH FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Steven R. Pruchansky, Born: 1944	2006	191
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	191
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2008	191
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	191
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL GROWTH FUND	39

Non-Independent Trustees[3] (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Marianne Harrison, Born: 1963	2018	191
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
40	JOHN HANCOCK INTERNATIONAL GROWTH FUND | ANNUAL REPORT

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL GROWTH FUND	41

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
† Non-Independent Trustee
* Member of the Audit Committee
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Wellington Management Company LLP
Portfolio Manager
John A. Boselli, CFA
Alvaro Llavero
Zhaohuan (Terry) Tian, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
42	JOHN HANCOCK INTERNATIONAL GROWTH FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
John Hancock Preferred Income ETF
ENVIRONMENTAL,SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock International Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2123387	87A 3/22
5/2022

Annual report
John Hancock
U.S. Growth Fund
U.S. equity
March 31, 2022

A message to shareholders
Dear shareholder,
The U.S. stock market delivered positive performance for the 12 months ended March 31, 2022, but most of the gains occurred in the first half of the period. During this time, equities generally moved higher behind a backdrop of steady economic growth, robust corporate earnings, and supportive U.S. Federal Reserve (Fed) policy. The picture changed from late November onward, as rising inflation prompted the Fed to wind down its quantitative easing policies and begin raising interest rates in March 2022. The conflict between Russia and Ukraine further weighed on sentiment by creating uncertainty about the economy and fueling expectations for still-higher inflation. Although the stock market sold off sharply after the start of the clash, it recovered much of the lost ground by the end of the reporting period.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
U.S. Growth Fund

2	Your fund at a glance
4	Management’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
13	Financial statements
16	Financial highlights
23	Notes to financial statements
30	Report of independent registered public accounting firm
31	Tax information
32	Statement regarding liquidity risk management
34	Trustees and Officers
38	More information
ANNUAL REPORT | JOHN HANCOCK U.S. GROWTH FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/2022 (%)

The Russell 1000 Growth Index tracks the performance of publicly traded large-cap companies in the United States with higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK U.S. GROWTH FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The fund underperformed its benchmark
The fund generated a positive return for the period but lagged its benchmark, the Russell 1000 Growth Index.
Weakness from security selection affected performance
Stock picking in the information technology, consumer discretionary, and industrials sectors was the main challenge behind the fund’s performance.
Strong-performing healthcare and financials picks boosted returns
Stock picking in the healthcare and financials sectors partly offset the fund’s lagging performance.
SECTOR COMPOSITION AS OF 3/31/2022 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK U.S. GROWTH FUND	3

Management’s discussion of fund performance
How did the U.S. equity market perform during the 12 months ended March 31, 2022?
Equities delivered positive performance for most of the period, thanks to steady economic growth, robust corporate earnings, and supportive central bank policy. By the beginning of 2022, however, market volatility increased as rising inflation prompted the U.S. Federal Reserve and other central banks to wind down their quantitative easing policies and begin raising interest rates. The conflict between Russia and Ukraine further weighed on investor sentiment, creating uncertainty about the economy.
How did the fund perform?
In a challenging environment for investors in U.S. equities, the fund produced a positive return that underperformed its benchmark, largely due to unfavorable security selection, especially in the information technology, consumer discretionary, and industrials sectors. Stock picking in healthcare and financials partly offset performance.
Which stocks detracted the most from performance?
The fund’s lack of exposure to semiconductor company NVIDIA Corp., a benchmark component, was the largest relative detractor for the period. NVIDIA’s shares outperformed due to investors’ heightened optimism about the future of the
TOP 10 HOLDINGS AS OF 3/31/2022 (% of net assets)
Apple, Inc.	14.1
Microsoft Corp.	12.8
Alphabet, Inc., Class A	8.3
Amazon.com, Inc.	7.8
Visa, Inc., Class A	3.3
Mastercard, Inc., Class A	2.7
Accenture PLC, Class A	2.3
S&P Global, Inc.	2.2
Eli Lilly & Company	1.9
Palo Alto Networks, Inc.	1.8
TOTAL	57.2
Cash and cash equivalents are not included.
4	JOHN HANCOCK U.S. GROWTH FUND | ANNUAL REPORT

metaverse concept to which the company is exposed through its data-center-network and technology infrastructure. We saw other stocks as better strategic fits for the fund, so we invested elsewhere. We declined to own a second benchmark component, Tesla, Inc., a manufacturer of electric vehicles and energy-storage systems, because we saw the stock as excessively valued. Tesla, too, was a strong performer this period, and the lack of ownership further detracted from the fund’s result. Another notable relative detractor was the fund’s position in Mastercard, Inc., a provider of financial transaction processing services. In early March, the credit card provider suspended operations in Russia following the country’s invasion of Ukraine.
Which stocks contributed to relative performance?
One notable relative contributor was Eli Lilly & Company. Shares of this pharmaceutical company outperformed as the U.S. Food and Drug Administration granted breakthrough therapy designation to the company’s new treatment for Alzheimer’s disease, as the treatment showed positive safety and efficacy results. Other holdings that contributed to the fund’s relative performance were semiconductor company Marvell Technology, Inc. and network security solution provider Palo Alto Networks, Inc.
How was the fund positioned at the end of the period?
We increased the fund’s exposure to the financials and healthcare sectors and decreased its exposure to communication services and consumer discretionary stocks.
Can you tell us about a recent portfolio manager addition?
Effective January 12, 2022, Tim N. Manning was added to the management team.
MANAGED BY

John A. Boselli, CFA
Tim N. Manning
The views expressed in this report are exclusively those of the portfolio management team at Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK U.S. GROWTH FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2022

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	4.56	16.72	14.02	116.63	271.37
Class C1	8.30	17.06	13.96	119.77	269.55
Class I2	10.33	18.21	14.93	130.84	302.23
Class R2[1,2]	9.89	17.76	14.51	126.48	287.65
Class R4[1,2]	10.27	18.09	14.72	129.63	294.71
Class R6[1,2]	10.43	18.34	14.91	132.08	301.40
Class NAV[2]	10.48	18.37	15.10	132.36	308.16
Index†	14.98	20.88	17.04	158.14	382.40
Performance figures assume all distributions are reinvested. Figures reflect the maximum sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until July 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.01	1.76	0.76	1.15	1.00	0.65	0.64
Net (%)	1.00	1.75	0.75	1.14	0.89	0.64	0.63
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index is the Russell 1000 Growth Index.
See the following page for footnotes.
6	JOHN HANCOCK U.S. GROWTH FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock U.S. Growth Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Russell 1000 Growth Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	3-31-12	36,955	36,955	48,240
Class I2	3-31-12	40,223	40,223	48,240
Class R2[1,2]	3-31-12	38,765	38,765	48,240
Class R4[1,2]	3-31-12	39,471	39,471	48,240
Class R6[1,2]	3-31-12	40,140	40,140	48,240
Class NAV[2]	3-31-12	40,816	40,816	48,240
The Russell 1000 Growth Index tracks the performance of publicly traded large-cap companies in the United States with higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	Class C shares were first offered on 8-28-14; Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. Returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the fund’s prospectuses.
[3]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK U.S. GROWTH FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on October 1, 2021, with the same investment held until March 31, 2022.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2022, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on October 1, 2021, with the same investment held until March 31, 2022. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK U.S. GROWTH FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 10-1-2021	Ending value on 3-31-2022	Expenses paid during period ended 3-31-2022[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$998.10	$4.73	0.95%
	Hypothetical example	1,000.00	1,020.20	4.78	0.95%
Class C	Actual expenses/actual returns	1,000.00	994.70	8.45	1.70%
	Hypothetical example	1,000.00	1,016.50	8.55	1.70%
Class I	Actual expenses/actual returns	1,000.00	999.70	3.49	0.70%
	Hypothetical example	1,000.00	1,021.40	3.53	0.70%
Class R2	Actual expenses/actual returns	1,000.00	997.70	5.43	1.09%
	Hypothetical example	1,000.00	1,019.50	5.49	1.09%
Class R4	Actual expenses/actual returns	1,000.00	998.90	3.94	0.79%
	Hypothetical example	1,000.00	1,021.00	3.98	0.79%
Class R6	Actual expenses/actual returns	1,000.00	999.80	2.94	0.59%
	Hypothetical example	1,000.00	1,022.00	2.97	0.59%
Class NAV	Actual expenses/actual returns	1,000.00	1,000.20	2.89	0.58%
	Hypothetical example	1,000.00	1,022.00	2.92	0.58%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK U.S. GROWTH FUND	9

Fund’s investments
AS OF 3-31-22
	Shares	Value
Common stocks 100.0%		$1,246,384,643
(Cost $820,498,530)
Communication services 10.3%		128,854,296
Entertainment 1.0%
Electronic Arts, Inc.	97,141	12,289,308
Interactive media and services 8.3%
Alphabet, Inc., Class A (A)	37,506	104,317,313
Media 1.0%
Omnicom Group, Inc.	144,294	12,247,675
Consumer discretionary 11.8%		146,899,795
Hotels, restaurants and leisure 1.0%
Airbnb, Inc., Class A (A)	72,365	12,429,412
Internet and direct marketing retail 7.8%
Amazon.com, Inc. (A)	29,841	97,280,168
Specialty retail 3.0%
Lowe’s Companies, Inc.	95,111	19,230,493
Ulta Beauty, Inc. (A)	45,100	17,959,722
Financials 12.8%		159,992,288
Capital markets 8.1%
Ares Management Corp., Class A	171,375	13,920,791
LPL Financial Holdings, Inc.	80,618	14,727,296
MSCI, Inc.	27,958	14,059,519
S&P Global, Inc.	67,754	27,791,336
The Blackstone Group, Inc.	140,325	17,812,856
The Charles Schwab Corp.	154,328	13,011,394
Consumer finance 1.4%
American Express Company	90,634	16,948,558
Insurance 3.3%
Aon PLC, Class A	48,679	15,851,343
Arthur J. Gallagher & Company	75,021	13,098,667
The Progressive Corp.	112,032	12,770,528
Health care 8.0%		99,689,978
Biotechnology 1.4%
Vertex Pharmaceuticals, Inc. (A)	69,705	18,190,914
Health care providers and services 4.7%
Anthem, Inc.	25,727	12,637,617
HCA Healthcare, Inc.	61,027	15,294,587
Humana, Inc.	27,325	11,891,020
UnitedHealth Group, Inc.	36,044	18,381,359
10	JOHN HANCOCK U.S. GROWTH FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care (continued)
Pharmaceuticals 1.9%
Eli Lilly & Company	81,344	$23,294,481
Industrials 4.1%		51,172,525
Aerospace and defense 1.0%
L3Harris Technologies, Inc.	48,742	12,110,925
Building products 2.1%
Builders FirstSource, Inc. (A)	162,907	10,514,018
Johnson Controls International PLC	233,038	15,280,302
Electrical equipment 1.0%
Acuity Brands, Inc.	70,086	13,267,280
Information technology 49.4%		615,613,354
Communications equipment 2.0%
Cisco Systems, Inc.	220,382	12,288,500
F5, Inc. (A)	60,317	12,603,237
Electronic equipment, instruments and components 1.3%
CDW Corp.	93,389	16,706,358
IT services 11.8%
Accenture PLC, Class A	83,485	28,153,647
Cognizant Technology Solutions Corp., Class A	140,137	12,566,085
Gartner, Inc. (A)	62,652	18,636,464
GoDaddy, Inc., Class A (A)	153,591	12,855,567
Mastercard, Inc., Class A	96,083	34,338,143
Visa, Inc., Class A	184,432	40,901,485
Semiconductors and semiconductor equipment 4.6%
Analog Devices, Inc.	120,282	19,868,181
KLA Corp.	50,091	18,336,311
Marvell Technology, Inc.	259,728	18,625,095
Software 14.6%
Microsoft Corp.	516,215	159,154,247
Palo Alto Networks, Inc. (A)	36,451	22,691,112
Technology hardware, storage and peripherals 15.1%
Apple, Inc.	1,003,394	175,202,621
NetApp, Inc.	152,847	12,686,301
Real estate 3.6%		44,162,407
Equity real estate investment trusts 2.6%
Brixmor Property Group, Inc.	667,581	17,230,266
Life Storage, Inc.	108,604	15,251,260
Real estate management and development 1.0%
CBRE Group, Inc., Class A (A)	127,632	11,680,881

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK U.S. GROWTH FUND	11

	Yield (%)	Shares	Value
Short-term investments 0.1%			$1,211,867
(Cost $1,211,867)
Short-term funds 0.1%			1,211,867
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.3058(B)	1,211,867	1,211,867

Total investments (Cost $821,710,397) 100.1%	$1,247,596,510
Other assets and liabilities, net (0.1%)	(1,442,993)
Total net assets 100.0%	$1,246,153,517

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 3-31-22.
At 3-31-22, the aggregate cost of investments for federal income tax purposes was $825,307,537. Net unrealized appreciation aggregated to $422,288,973, of which $437,052,139 related to gross unrealized appreciation and $14,763,166 related to gross unrealized depreciation.
12	JOHN HANCOCK U.S. GROWTH FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 3-31-22

Assets
Unaffiliated investments, at value (Cost $821,710,397)	$1,247,596,510
Dividends and interest receivable	183,155
Receivable for fund shares sold	320,775
Other assets	113,576
Total assets	1,248,214,016
Liabilities
Payable for investments purchased	713,987
Payable for fund shares repurchased	1,013,327
Payable to affiliates
Accounting and legal services fees	38,911
Transfer agent fees	97,492
Distribution and service fees	312
Trustees’ fees	1,480
Other liabilities and accrued expenses	194,990
Total liabilities	2,060,499
Net assets	$1,246,153,517
Net assets consist of
Paid-in capital	$729,740,435
Total distributable earnings (loss)	516,413,082
Net assets	$1,246,153,517

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($670,266,980 ÷ 29,149,555 shares)[1]	$22.99
Class C ($30,286,060 ÷ 1,386,985 shares)[1]	$21.84
Class I ($346,844,362 ÷ 14,853,753 shares)	$23.35
Class R2 ($1,500,768 ÷ 64,808 shares)	$23.16
Class R4 ($4,292 ÷ 184 shares)[2]	$23.36
Class R6 ($145,110,439 ÷ 6,187,067 shares)	$23.45
Class NAV ($52,140,616 ÷ 2,223,894 shares)	$23.45
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[3]	$24.20

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	Net asset value, offering price and redemption price per share of $23.36 is calculated using Net assets of $4,291.54 and Shares outstanding of 183.70.
[3]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK U.S. Growth Fund	13

STATEMENT OF OPERATIONS For the year ended 3-31-22

Investment income
Dividends	$7,537,212
Interest	1,690
Total investment income	7,538,902
Expenses
Investment management fees	7,531,999
Distribution and service fees	2,120,863
Accounting and legal services fees	180,494
Transfer agent fees	1,328,913
Trustees’ fees	21,872
Custodian fees	147,768
State registration fees	137,711
Printing and postage	26,636
Professional fees	69,983
Other	68,255
Total expenses	11,634,494
Less expense reductions	(124,026)
Net expenses	11,510,468
Net investment loss	(3,971,566)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	158,055,981
Affiliated investments	3,301
158,059,282
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(19,833,844)
(19,833,844)
Net realized and unrealized gain	138,225,438
Increase in net assets from operations	$134,253,872
14	JOHN HANCOCK U.S. Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 3-31-22	Year ended 3-31-21
Increase (decrease) in net assets
From operations
Net investment loss	$(3,971,566)	$(2,422,096)
Net realized gain	158,059,282	167,447,798
Change in net unrealized appreciation (depreciation)	(19,833,844)	325,304,779
Increase in net assets resulting from operations	134,253,872	490,330,481
Distributions to shareholders
From earnings
Class A	(94,881,817)	(16,665,951)
Class C	(4,787,408)	(947,029)
Class I	(53,794,432)	(11,856,315)
Class R2	(211,758)	(31,262)
Class R4	(570)	(94)
Class R6	(20,223,435)	(3,925,261)
Class NAV	(7,440,684)	(1,492,547)
Total distributions	(181,340,104)	(34,918,459)
From fund share transactions	(4,662,273)	(100,337,593)
Total increase (decrease)	(51,748,505)	355,074,429
Net assets
Beginning of year	1,297,902,022	942,827,593
End of year	$1,246,153,517	$1,297,902,022
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK U.S. Growth Fund	15

Financial highlights
CLASS A SHARES Period ended	3-31-22	3-31-21	3-31-20	3-31-19	3-31-18
Per share operating performance
Net asset value, beginning of period	$23.96	$16.24	$16.23	$17.94	$16.89
Net investment income (loss)[1]	(0.10)	(0.07)	0.01	(0.01)	0.01
Net realized and unrealized gain (loss) on investments	2.75	8.40	—[2]	2.22	3.62
Total from investment operations	2.65	8.33	0.01	2.21	3.63
Less distributions
From net investment income	—	—	—	(0.03)	(0.03)
From net realized gain	(3.62)	(0.61)	—	(3.89)	(2.55)
Total distributions	(3.62)	(0.61)	—	(3.92)	(2.58)
Net asset value, end of period	$22.99	$23.96	$16.24	$16.23	$17.94
Total return (%)[3,4]	10.06	51.37	0.06	12.22	21.91
Ratios and supplemental data
Net assets, end of period (in millions)	$670	$653	$458	$404	$379
Ratios (as a percentage of average net assets):
Expenses before reductions	0.96	1.01	1.01	1.10	1.10
Expenses including reductions	0.96	1.00	1.00	1.09	1.09
Net investment income (loss)	(0.40)	(0.31)	0.03	(0.07)	0.03
Portfolio turnover (%)	91	101	91[5]	88[6]	83

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Excludes in-kind transactions and merger activity.
[6]	Excludes in-kind transactions.
16	JOHN HANCOCK U.S. Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	3-31-22	3-31-21	3-31-20	3-31-19	3-31-18
Per share operating performance
Net asset value, beginning of period	$23.08	$15.77	$15.88	$17.71	$16.80
Net investment loss[1]	(0.28)	(0.23)	(0.12)	(0.14)	(0.13)
Net realized and unrealized gain (loss) on investments	2.66	8.15	0.01	2.20	3.59
Total from investment operations	2.38	7.92	(0.11)	2.06	3.46
Less distributions
From net realized gain	(3.62)	(0.61)	—	(3.89)	(2.55)
Total distributions	(3.62)	(0.61)	—	(3.89)	(2.55)
Net asset value, end of period	$21.84	$23.08	$15.77	$15.88	$17.71
Total return (%)[2,3]	9.25	50.29	(0.69)	11.44	20.95
Ratios and supplemental data
Net assets, end of period (in millions)	$30	$35	$23	$12	$18
Ratios (as a percentage of average net assets):
Expenses before reductions	1.71	1.76	1.76	1.85	1.85
Expenses including reductions	1.71	1.75	1.75	1.84	1.84
Net investment loss	(1.15)	(1.07)	(0.72)	(0.85)	(0.72)
Portfolio turnover (%)	91	101	91[4]	88[5]	83

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Excludes in-kind transactions and merger activity.
[5]	Excludes in-kind transactions.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK U.S. Growth Fund	17

CLASS I SHARES Period ended	3-31-22	3-31-21	3-31-20	3-31-19	3-31-18
Per share operating performance
Net asset value, beginning of period	$24.23	$16.38	$16.36	$18.05	$16.98
Net investment income (loss)[1]	(0.04)	(0.01)	0.05	0.04	0.06
Net realized and unrealized gain (loss) on investments	2.78	8.49	(0.01)	2.23	3.64
Total from investment operations	2.74	8.48	0.04	2.27	3.70
Less distributions
From net investment income	—	(0.02)	(0.02)	(0.07)	(0.08)
From net realized gain	(3.62)	(0.61)	—	(3.89)	(2.55)
Total distributions	(3.62)	(0.63)	(0.02)	(3.96)	(2.63)
Net asset value, end of period	$23.35	$24.23	$16.38	$16.36	$18.05
Total return (%)[2]	10.33	51.84	0.26	12.55	22.12
Ratios and supplemental data
Net assets, end of period (in millions)	$347	$408	$321	$115	$20
Ratios (as a percentage of average net assets):
Expenses before reductions	0.71	0.76	0.76	0.87	0.84
Expenses including reductions	0.71	0.75	0.75	0.86	0.83
Net investment income (loss)	(0.16)	(0.06)	0.28	0.25	0.31
Portfolio turnover (%)	91	101	91[3]	88[4]	83

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions and merger activity.
[4]	Excludes in-kind transactions.
18	JOHN HANCOCK U.S. Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R2 SHARES Period ended	3-31-22	3-31-21	3-31-20	3-31-19	3-31-18
Per share operating performance
Net asset value, beginning of period	$24.15	$16.38	$16.40	$18.08	$17.02
Net investment loss[1]	(0.14)	(0.10)	(0.02)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments	2.77	8.48	—[2]	2.25	3.64
Total from investment operations	2.63	8.38	(0.02)	2.21	3.62
Less distributions
From net investment income	—	—	—	—[2]	(0.01)
From net realized gain	(3.62)	(0.61)	—	(3.89)	(2.55)
Total distributions	(3.62)	(0.61)	—	(3.89)	(2.56)
Net asset value, end of period	$23.16	$24.15	$16.38	$16.40	$18.08
Total return (%)[3]	9.89	51.24	(0.12)	12.13	21.68
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$1	$1	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.10	1.14	1.15	1.25	1.22
Expenses including reductions	1.09	1.13	1.14	1.25	1.21
Net investment loss	(0.54)	(0.45)	(0.11)	(0.22)	(0.11)
Portfolio turnover (%)	91	101	91[4]	88[5]	83

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Excludes in-kind transactions and merger activity.
[5]	Excludes in-kind transactions.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK U.S. Growth Fund	19

CLASS R4 SHARES Period ended	3-31-22	3-31-21	3-31-20	3-31-19	3-31-18
Per share operating performance
Net asset value, beginning of period	$24.25	$16.41	$16.39	$18.08	$17.01
Net investment income (loss)[1]	(0.05)	(0.03)	0.03	0.01	0.03
Net realized and unrealized gain (loss) on investments	2.78	8.48	—[2]	2.24	3.65
Total from investment operations	2.73	8.45	0.03	2.25	3.68
Less distributions
From net investment income	—	—[2]	(0.01)	(0.05)	(0.06)
From net realized gain	(3.62)	(0.61)	—	(3.89)	(2.55)
Total distributions	(3.62)	(0.61)	(0.01)	(3.94)	(2.61)
Net asset value, end of period	$23.36	$24.25	$16.41	$16.39	$18.08
Total return (%)[3]	10.27	51.59	0.17	12.36	22.05
Ratios and supplemental data
Net assets, end of period (in millions)	$—[4]	$—[4]	$1	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.89	1.00	1.00	1.10	1.06
Expenses including reductions	0.79	0.89	0.89	1.00	0.95
Net investment income (loss)	(0.23)	(0.14)	0.15	0.03	0.18
Portfolio turnover (%)	91	101	91[5]	88[6]	83

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Less than $500,000.
[5]	Excludes in-kind transactions and merger activity.
[6]	Excludes in-kind transactions.
20	JOHN HANCOCK U.S. Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	3-31-22	3-31-21	3-31-20	3-31-19	3-31-18
Per share operating performance
Net asset value, beginning of period	$24.30	$16.42	$16.39	$18.08	$17.01
Net investment income (loss)[1]	(0.01)	0.01	0.07	0.05	0.05
Net realized and unrealized gain (loss) on investments	2.78	8.51	—[2]	2.24	3.67
Total from investment operations	2.77	8.52	0.07	2.29	3.72
Less distributions
From net investment income	—	(0.03)	(0.04)	(0.09)	(0.10)
From net realized gain	(3.62)	(0.61)	—	(3.89)	(2.55)
Total distributions	(3.62)	(0.64)	(0.04)	(3.98)	(2.65)
Net asset value, end of period	$23.45	$24.30	$16.42	$16.39	$18.08
Total return (%)[3]	10.43	51.96	0.38	12.68	22.26
Ratios and supplemental data
Net assets, end of period (in millions)	$145	$147	$99	$15	$9
Ratios (as a percentage of average net assets):
Expenses before reductions	0.61	0.65	0.65	0.75	0.75
Expenses including reductions	0.60	0.64	0.64	0.74	0.74
Net investment income (loss)	(0.05)	0.04	0.37	0.29	0.25
Portfolio turnover (%)	91	101	91[4]	88[5]	83

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Excludes in-kind transactions and merger activity.
[5]	Excludes in-kind transactions.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK U.S. Growth Fund	21

CLASS NAV SHARES Period ended	3-31-22	3-31-21	3-31-20	3-31-19	3-31-18
Per share operating performance
Net asset value, beginning of period	$24.29	$16.41	$16.38	$18.07	$17.00
Net investment income (loss)[1]	(0.01)	0.01	0.07	0.03	0.07
Net realized and unrealized gain (loss) on investments	2.79	8.51	—[2]	2.26	3.65
Total from investment operations	2.78	8.52	0.07	2.29	3.72
Less distributions
From net investment income	—	(0.03)	(0.04)	(0.09)	(0.10)
From net realized gain	(3.62)	(0.61)	—	(3.89)	(2.55)
Total distributions	(3.62)	(0.64)	(0.04)	(3.98)	(2.65)
Net asset value, end of period	$23.45	$24.29	$16.41	$16.38	$18.07
Total return (%)[3]	10.48	52.01	0.39	12.69	22.30
Ratios and supplemental data
Net assets, end of period (in millions)	$52	$54	$40	$—[4]	$1,410
Ratios (as a percentage of average net assets):
Expenses before reductions	0.60	0.64	0.64	0.74	0.73
Expenses including reductions	0.59	0.63	0.63	0.73	0.73
Net investment income (loss)	(0.04)	0.06	0.41	0.18	0.40
Portfolio turnover (%)	91	101	91[5]	88[6]	83

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Less than $500,000.
[5]	Excludes in-kind transactions and merger activity.
[6]	Excludes in-kind transactions.
22	JOHN HANCOCK U.S. Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock U.S. Growth Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates,
ANNUAL REPORT | JOHN HANCOCK U.S. Growth Fund	23

prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of March 31, 2022, all investments are categorized as Level 1 under the hierarchy described above.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended March 31, 2022, the fund had no borrowings under the line of credit. Commitment fees for the year ended March 31, 2022 were $9,384.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
24	JOHN HANCOCK U.S. Growth Fund | ANNUAL REPORT

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of March 31, 2022, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended March 31, 2022 and 2021 was as follows:
	March 31, 2022	March 31, 2021
Ordinary income	$44,902,603	$23,686,010
Long-term capital gains	136,437,501	11,232,449
Total	$181,340,104	$34,918,459
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of March 31, 2022, the components of distributable earnings on a tax basis consisted of $94,124,109 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and net operating losses.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
ANNUAL REPORT | JOHN HANCOCK U.S. Growth Fund	25

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.600% of the first $500 million of the fund’s aggregate net assets; (b) 0.550% of the next $1.0 billion of the fund’s aggregate net assets; and (c) 0.530% of the fund’s aggregate net assets in excess of $1.5 billion. Aggregate net assets include the net assets of the fund and Manulife U.S. Diversified Growth Equity Fund, a series trust of The Manufacturers Life Insurance Company. The advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended March 31, 2022, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended March 31, 2022, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$64,126
Class C	3,184
Class I	37,542
Class R2	142
Class	Expense reduction
Class R6	$13,882
Class NAV	5,146
Total	$124,022

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended March 31, 2022, were equivalent to a net annual effective rate of 0.54% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended March 31, 2022, amounted to an annual rate of 0.01% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.25%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
26	JOHN HANCOCK U.S. Growth Fund | ANNUAL REPORT

The fund’s Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $4 for Class R4 shares for the year ended March 31, 2022.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $254,436 for the year ended March 31, 2022. Of this amount, $41,250 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $213,186 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended March 31, 2022, CDSCs received by the Distributor amounted to $252 and $988 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended March 31, 2022 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$1,762,938	$804,062
Class C	350,212	39,943
Class I	—	470,937
Class R2	7,701	141
Class R4	12	—
Class R6	—	13,830
Total	$2,120,863	$1,328,913
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating
ANNUAL REPORT | JOHN HANCOCK U.S. Growth Fund	27

affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Borrower	$20,600,000	1	0.540%	$(309)
Lender	1,900,000	1	0.655%	35
Note 5—Fund share transactions
Transactions in fund shares for the years ended March 31, 2022 and 2021 were as follows:
	Year Ended 3-31-22		Year Ended 3-31-21
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,212,772	$30,823,365	2,212,511	$47,574,705
Distributions reinvested	3,762,581	92,785,993	692,595	16,324,223
Repurchased	(3,076,018)	(77,793,440)	(3,884,352)	(85,211,938)
Net increase (decrease)	1,899,335	$45,815,918	(979,246)	$(21,313,010)
Class C shares
Sold	80,525	$1,960,557	392,124	$7,922,544
Distributions reinvested	203,317	4,769,820	41,456	943,128
Repurchased	(401,076)	(9,639,707)	(362,390)	(7,878,623)
Net increase (decrease)	(117,234)	$(2,909,330)	71,190	$987,049
Class I shares
Sold	2,338,632	$59,285,230	7,526,188	$159,212,084
Distributions reinvested	2,145,580	53,682,403	495,297	11,797,972
Repurchased	(6,480,524)	(164,709,542)	(10,754,373)	(243,094,825)
Net decrease	(1,996,312)	$(51,741,909)	(2,732,888)	$(72,084,769)
Class R2 shares
Sold	5,359	$133,531	9,840	$225,661
Distributions reinvested	8,525	211,758	1,316	31,262
Repurchased	(4,701)	(110,252)	(5,147)	(111,672)
Net increase	9,183	$235,037	6,009	$145,251
Class R4 shares
Sold	10	$270	2,222	$44,990
Distributions reinvested	23	570	4	94
Repurchased	(12)	(324)	(55,073)	(1,313,665)
Net increase (decrease)	21	$516	(52,847)	$(1,268,581)
28	JOHN HANCOCK U.S. Growth Fund | ANNUAL REPORT

	Year Ended 3-31-22		Year Ended 3-31-21
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	970,782	$25,301,012	1,438,705	$30,977,228
Distributions reinvested	805,073	20,223,435	164,374	3,925,261
Repurchased	(1,629,093)	(41,748,773)	(1,606,061)	(36,295,520)
Net increase (decrease)	146,762	$3,775,674	(2,982)	$(1,393,031)
Class NAV shares
Sold	217,307	$5,705,814	629,873	$13,321,104
Distributions reinvested	296,324	7,440,684	62,528	1,492,547
Repurchased	(501,469)	(12,984,677)	(926,057)	(20,224,153)
Net increase (decrease)	12,162	$161,821	(233,656)	$(5,410,502)
Total net decrease	(46,083)	$(4,662,273)	(3,924,420)	$(100,337,593)
Affiliates of the fund owned 100% of shares of Class NAV on March 31, 2022. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $1,240,220,500 and $1,428,922,056, respectively, for the year ended March 31, 2022.
Note 7—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Note 8—Investment in affiliated underlying funds
Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	—	—	$16,660,457	$(16,663,758)	$3,301	—	—	—	—

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 9—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
ANNUAL REPORT | JOHN HANCOCK U.S. Growth Fund	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds III and Shareholders of John Hancock U.S. Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock U.S. Growth Fund (one of the funds constituting John Hancock Funds III, referred to hereafter as the "Fund") as of March 31, 2022, the related statement of operations for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2022 and the financial highlights for each of the five years in the period ended March 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
May 9, 2022
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
30	JOHN HANCOCK U.S. GROWTH FUND | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended March 31, 2022.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund paid $136,437,501 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK U.S. GROWTH FUND	31

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock U.S. Growth Fund , subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Wellington Management Company LLP (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing COVID-19 Coronavirus pandemic and amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 22-24, 2022 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2021 through December 31, 2021, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination; (5) Compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2021 and key initiatives for 2022.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
32	JOHN HANCOCK U.S. GROWTH FUND | ANNUAL REPORT

•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of the Fund.
ANNUAL REPORT | JOHN HANCOCK U.S. GROWTH FUND	33

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	191
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	191
Trustee
Foresters Financial, Chief Executive Officer (since 2018) and board member (since 2017). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	191
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham,[2] Born: 1944	2006	191
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2012	191
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Deborah C. Jackson, Born: 1952	2008	191
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
34	JOHN HANCOCK U.S. GROWTH FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Steven R. Pruchansky, Born: 1944	2006	191
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	191
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2008	191
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	191
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
ANNUAL REPORT | JOHN HANCOCK U.S. GROWTH FUND	35

Non-Independent Trustees[3] (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Marianne Harrison, Born: 1963	2018	191
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
36	JOHN HANCOCK U.S. GROWTH FUND | ANNUAL REPORT

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT | JOHN HANCOCK U.S. GROWTH FUND	37

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
† Non-Independent Trustee
* Member of the Audit Committee
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Wellington Management Company LLP
Portfolio Managers
John A. Boselli, CFA
Tim Manning
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
38	JOHN HANCOCK U.S. GROWTH FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
John Hancock Preferred Income ETF
ENVIRONMENTAL,SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock U.S. Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2123393	393A 3/22
5/2022

ITEM 2. CODE OF ETHICS.

As of the end of the year, March 31, 2022, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Frances G. Rathke is the audit committee financial expert, effective March 25, 2022, and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended March 31, 2022 and 2021. These fees were billed to the registrant and were approved by the registrant's audit committee.

Fund	March 31, 2022	March 31, 2021
Disciplined Value Fund	$39,676	$39,965
Disciplined Value Mid Cap Fund	51,263	52,005
Global Shareholder Yield Fund	40,271	39,295
International Growth Fund	53,336	52,040
U.S. Growth Fund	40,995	40,750
Total	$225,541	$224,055

(b) Audit-Related Services

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews and reviews related to supplemental regulatory filings. Amounts billed to the registrant were as follows:

Fund	March 31, 2022	March 31, 2021
Disciplined Value Fund	$781	$604
Disciplined Value Mid Cap Fund	781	604
Global Shareholder Yield	781	604
International Growth	781	604
U.S. Growth Fund	781	2,406
Total	$3,905	$4,822

Amounts billed to control affiliates were $119,500 and $116,000 for the fiscal years ended March 31, 2022 and 2021, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning ("tax fees") amounted to the following for the fiscal years ended March 31, 2022 and 2021. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

Fund	March 31, 2022	March 31, 2021
Disciplined Value Fund	$4,664	$3,837
Disciplined Value Mid Cap Fund	5,914	3,837
Global Shareholder Yield	3,914	3,837
International Growth	5,241	4,403
U.S. Growth Fund	5,164	3,837
Total	$24,897	$19,751

(d) All Other Fees

The nature of the services comprising all other fees is advisory services provided to the investment manager. Other fees amounted to the following for the fiscal years ended March 31,

2022 and 2021:

Fund	March 31, 2022	March 31, 2021
Disciplined Value Fund	$199	$89
Disciplined Value Mid Cap Fund	199	89
Global Shareholder Yield	199	89
International Growth	199	89
U.S. Growth Fund	199	89
Total	$995	$445

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre- approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant for the fiscal year ended March 31, 2021, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates were $989,613 for the fiscal year ended March 31, 2022 and $1,220,395 for the fiscal year ended March 31, 2021.

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Frances G. Rathke – Chairperson, effective March 25, 2022

Peter S. Burgess

William H. Cunningham

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not applicable.

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.:

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Funds III

By:	/s/ Andrew Arnott
------------------------------
Andrew Arnott
President
Date:	May 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
-------------------------------
Andrew Arnott
President
Date:	May 9, 2022
By:	/s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer
Date:	May 9, 2022